As filed with the Securities and Exchange Commission on February 28, 2005

                                                             File Nos. 333-38916
                                                                       811-09975

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 10

                                       AND

                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 12

                      TT INTERNATIONAL U.S.A. FEEDER TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    C/O SEI INVESTMENTS GLOBAL FUNDS SERVICES
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                (44 207) 410-3500

                      SEI INVESTMENTS GLOBAL FUNDS SERVICES
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                    COPY TO:
                     ROGER P. JOSEPH, BINGHAM MCCUTCHEN LLP,
                      150 FEDERAL STREET, BOSTON, MA 02110

It is proposed that this filing will become effective on May 1, 2005, pursuant to paragraph (a) of Rule 485.

The Trustees of TT International U.S.A. Master Trust, on behalf of its series, TT EAFE Portfolio and TT Europe Portfolio, have executed this registration statement

                                                                     MAY 1, 2005



                               TT INTERNATIONAL FUNDS
                               PROSPECTUS




O TT EUROPE MUTUAL FUND
O TT ACTIVE INTERNATIONAL MUTUAL FUND



                               INVESTMENT ADVISOR:









                                 [LOGO OMITTED]





  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

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



TABLE OF CONTENTS



         TT EUROPE MUTUAL FUND SUMMARY                                       1
            Investment Goal                                                  1
            Main Investment Strategies                                       1
            Main Risks                                                       3
            Performance History                                              5
            Fees and Expenses                                                8

         TT ACTIVE INTERNATIONAL MUTUAL FUND SUMMARY                        10
            Investment Goal                                                 10
            Main Investment Strategies                                      10
            Main Risks                                                      12
            Performance History                                             13
            Fees and Expenses                                               16

         Additional Investment Strategies and Risks                         17

         Managing the Funds                                                 21


         Distribution Arrangements                                          24

         Shareholder Information                                            24
            How to Buy and Sell Shares                                      24
            How a Fund Calculates Share Price                               27

         Dividends, Distributions and Taxes                                 29

         Financial Highlights                                               31

         Appendix A Purchases and Sales Directly
             with the Funds                                                 36

         Notice of Privacy Policy                                           42

                              TT EUROPE MUTUAL FUND

                             TT ACTIVE INTERNATIONAL
                                   MUTUAL FUND

                                 [LOGO OMITTED]

TT EUROPE MUTUAL FUND SUMMARY


INVESTMENT GOAL
The TT Europe Mutual Fund's (Europe Fund's) goal is total return in excess of the total return of the Morgan Stanley Capital International Europe Index (MSCI Europe Index). There is no assurance that the Europe Fund will achieve its goal or that the performance of the Europe Fund will be similar to the performance of the MSCI Europe Index.

The Europe Fund pursues its goal by investing in an underlying investment company, TT Europe Portfolio. The Portfolio invests directly in securities and has the same investment goal and strategies as the Europe Fund.


MAIN INVESTMENT STRATEGIES
The Europe Fund seeks to achieve its investment goal by investing in a diversified portfolio of primarily equity and equity-related securities traded in European markets that the investment manager to the Europe Fund (referred to as the Manager) believes have sound prospects for sustainable growth and represent value in the form of assets and earnings. Under normal market conditions, the Europe Fund will invest at least 90% of its total assets in equity or equity-related securities traded on the exchanges of countries included in the MSCI Europe Index, including common stocks, preferred stocks, warrants, cash used to cover any outstanding warrant positions, and convertible debt securities. The Europe Fund may participate in initial public offerings or other "new issues" if the Manager determines participation to be appropriate.


Under normal circumstances, the Europe Fund will invest at least 80% of its net assets in securities of European issuers and other securities that are tied economically to Europe. Europe includes those countries included in the MSCI Europe Index. These securities include those of issuers that are organized, are domiciled or principally operate in those countries, derive at least 50% of their revenue or income from their operations within those countries, have at least 50% of their assets in those countries or whose securities are principally traded on those countries' securities markets.

REQUIRED COUNTRY ALLOCATIONS. Under normal market conditions, the Europe Fund must allocate its investments among securities traded on exchanges in different European countries based upon the weightings of those countries in the MSCI Europe Index. This is intended to provide the Europe Fund with a level of diversification among the different countries within the MSCI Europe Index.

The MSCI Europe Index is an index of common stocks of companies domiciled in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United



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TT EUROPE MUTUAL FUND SUMMARY
CONTINUED

Kingdom. The Europe Fund is not required to invest in each of the countries included in the Index or to allocate its investments among these countries in exactly the same proportions as their weightings in the Index. Instead, the maximum percentage of the Europe Fund's assets that may be invested in securities traded on exchanges located in different European countries will be determined as follows:

--------------------------------------------------------------------------------
  PERCENTAGE OF THE MSCI EUROPE INDEX,             MAXIMUM PERCENTAGE OF THE
MEASURED BY MARKET CAPITALIZATION, THAT         EUROPE FUND'S ASSETS THAT MAY BE
 IS COMPRISED OF SECURITIES TRADED ON           INVESTED IN SECURITIES TRADED ON
   EXCHANGES IN A CERTAIN COUNTRY:                  EXCHANGES IN THAT COUNTRY:
--------------------------------------------------------------------------------
  0%, up to and including 5%                                    15%
--------------------------------------------------------------------------------
  greater than 5%, up to and including 10%                      25%
--------------------------------------------------------------------------------
  greater than 10%, up to and including 20%                     35%
--------------------------------------------------------------------------------
  greater than 20%, up to and including 30%                     45%
--------------------------------------------------------------------------------
  greater than 30%, up to and including 40%                     55%
--------------------------------------------------------------------------------
  greater than 40%, up to and including 50%                     65%
--------------------------------------------------------------------------------
  greater than 50%, up to and including 60%                     75%
--------------------------------------------------------------------------------

For example, if 30% of the MSCI Europe Index measured by market capitalization consists of securities traded on exchanges located in the United Kingdom, no more than 45% of the Europe Fund's total assets may be invested in securities traded on exchanges located in that country. The Europe Fund may revise the percentages in the table above, or adopt alternative standards for attributing European companies to particular European countries, if exchanges in European countries included in the MSCI Europe Index are merged or are otherwise reorganized.

The Europe Fund is not required to invest in the same securities that are included in the MSCI Europe Index. For example, if the Europe Fund is permitted to invest up to 45% of its total assets in securities traded on exchanges located in the United Kingdom, it may invest up to 45% of its total assets in these securities regardless of whether or not they are included in the Index.

SELECTION OF INVESTMENTS FOR THE FUND. The Manager uses both a "top-down" and a "bottom-up" investment strategy in selecting stocks and other equity and equity-related securities for the Europe Fund. As part of its top-down strategy, the Manager uses geopolitical analysis to determine the percentage of the Europe Fund's assets that are to be invested in a particular country, within the country limitations described above. In conducting the geopolitical analysis, the Manager may consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation policies and other pertinent financial, social, national and political factors.


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TT EUROPE MUTUAL FUND SUMMARY
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Once the Manager has completed the geopolitical analysis, it allocates Europe
Fund assets among various sectors and industries. This primarily is part of the Manager's top-down strategy, but also may be part of its bottom-up strategy, especially when analyzing a narrow sector or industry.

Within sectors and industries the Manager applies its bottom-up strategy to identify attractive companies for investment. This strategy involves considering a wide range of factors, including:

     o perceived value in a company's assets or earnings, and
     o the potential for realizing a company's value.

In addition, as part of its bottom-up strategy, the Manager seeks to verify its assessment of a company's value through research, economic modeling, discussions with management, and other sources.

The Manager may decide to sell Europe Fund investments under a wide range of circumstances relating to the performance and potential of those investments and to general, economic, sector or market conditions. These circumstances may include:

     o changes in the Manager's top-down geopolitical analysis,
     o changes in the Manager's view of a sector or industry,
     o changes in market conditions or perceptions,
     o changes in a company's value in assets or earnings or the prospect for realizing a company's value, and
     o opportunities to realize a profit or mitigate a loss.

The Manager also may engage in active and frequent trading of portfolio securities in order to achieve the Fund's investment objective and principal investment strategies.

MAIN RISKS
There are several risk factors that could hurt the Europe Fund's performance, cause you to lose money or make the Fund perform less well than other investments. The main risks of investing in the Europe Fund are:

     o STOCK MARKET RISK. Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. If the stock markets in which the Europe Fund invests decline in value, the Fund is likely to decline in value. Decreases in the value of stocks are generally greater than for bonds or other debt investments.


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TT EUROPE MUTUAL FUND SUMMARY
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     o STOCK SELECTION RISK. Stocks selected by the Manager may decline in value or not increase in value when the stock market in general is rising.

     o PORTFOLIO TURNOVER RISK. To the extent that the Europe Fund's strategies lead it to buy and sell securities more actively than many funds, the Fund could have higher expenses, including increased brokerage commission costs, which reduce shareholder returns. A high portfolio turnover rate also may expose shareholders to higher taxable distributions.

     o FOREIGN INVESTMENT RISK. European stocks may be affected by adverse political, social and economic developments abroad, and may be subject to risks resulting from the differences between the regulations to which U.S. and foreign companies and markets are subject.


     o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     o Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     o CURRENCY RISK. Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Europe Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Europe Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Europe Fund from realizing value in U.S. dollars from its investment in foreign securities.

     o COUNTRY/REGION RISK. A particular country or region (such as Europe) may be hurt by adverse political, social and economic developments in that country or region, and investments in that country or region may lose money. The Europe Fund may be more negatively affected by such developments than a mutual fund that invests in a larger number of countries and/or regions.



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TT EUROPE MUTUAL FUND SUMMARY
CONTINUED

     o EURO RISK. Many European countries have joined the European Union (EU), and others may do so. Some of these countries have adopted the Euro as their currency, and other EU members may do so in the future. Monetary and economic union on this scale has not been attempted before and the long-term consequences are not clear.

     o REQUIRED COUNTRY ALLOCATIONS. The Europe Fund must, under normal market conditions, allocate its investments among European countries within parameters based upon the weightings of those countries in the MSCI Europe Index, as described above. This may limit the Manager's ability to pursue the most attractive investment opportunities.

     o INITIAL PUBLIC OFFERINGS. A portion of the Europe Fund may be invested in initial public offerings (IPOs). The impact of investments in IPOs may be greater when a fund has a smaller asset base. If the size of the Europe Fund increases, there is no guarantee that the Fund's performance will be impacted to the same extent by IPOs. Nor is there any guarantee that the Europe Fund will continue to be able to participate in IPOs. Securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. The Europe Fund may not be able to invest in securities issued in IPOs to the extent desired because, for example, only a small portion of the securities being offered in an IPO may be made available to the Europe Fund, because it may not be eligible to purchase securities in a particular IPO under the Manager's IPO allocation policy, or because under certain market conditions few companies may issue securities in IPOs.

Remember that mutual funds are investments, not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

PERFORMANCE HISTORY
The chart and table below provide some indication of the risks of investing in the Europe Fund by illustrating that returns can differ from one year to the next and comparing this information to a broad measure of market performance. The Europe Fund commenced operations on February 12, 2001.

The bar chart shows the performance of the Europe Fund's Institutional Class shares. All shares outstanding on August 31, 2002 were designated Institutional Class shares. Class 1 shares commenced operations on March 13, 2003 and Class 2 and Class 3 shares had



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TT EUROPE MUTUAL FUND SUMMARY
CONTINUED


not commenced operations as of December 31, 2004. The returns of Class 1, Class 2 and Class 3 shares of the Europe Fund would have been lower than the Institutional Class share returns shown in the bar chart for the periods shown because expenses of those Classes are higher than those of the Institutional Class.

The performance shown for Class 1 shares in the table below prior to March 13, 2003 is based upon the performance of the Institutional Class shares, adjusted to reflect the estimated total operating expenses of Class 1 shares. The performance shown for Class 2 and Class 3 shares in the table below is the performance of the Europe Fund's Institutional Class shares, because as of December 31, 2004, Class 2 and Class 3 shares had not yet commenced operations. This performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of Class 2 and Class 3 shares are higher than those of Institutional Class shares, the performance of Institutional Class shares is higher than the performance of Class 2 and Class 3 shares would have been had those Classes been operational for the periods shown.

After-tax returns for the Europe Fund's Institutional Class shares are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. If the Europe Fund incurs a loss which generates a tax benefit, the return after taxes on distributions and sale of Fund Shares for a particular class may exceed the other return figures for such class.


The performance presented below, before and after taxes, is historical and does not represent projected future investment performance of the Europe Fund.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without these, the results would have been less favorable.








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TT EUROPE MUTUAL FUND SUMMARY
CONTINUED

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

2002          (13.86%)
2003            43.31%
2004            15.93%



Best and Worst Quarterly Returns
(during period shown above)

BEST: 23.68% (06/30/03)
WORST: (19.16)% (09/30/02)

   AVERAGE ANNUAL TOTAL RETURNS                                       SINCE
   AS OF DECEMBER 31, 2004                              1 YEAR     2/12/01(1)
--------------------------------------------------------------------------------

   Institutional Class Shares
     Return Before Taxes                                16.03%        5.23%
     Return After Taxes on Distributions                16.03%        4.89%
     Return After Taxes on Distributions and
       Sale of Fund Shares                              10.77%        4.31%

--------------------------------------------------------------------------------
   Other Classes
   (Return Before Taxes Only)
     Class 1(2)                                         15.58%        5.13%
     Class 2(3)                                         15.93%        5.23%
     Class 3(3)                                         15.93%        5.23%

--------------------------------------------------------------------------------
   MSCI Europe Index(4)                                 20.88%        3.12%


(1)  Commencement of operations of the Europe Fund.

(2) For periods prior to March 13, 2003 (commencement of operations of Class 1 shares), share performance is based upon the performance of Institutional Class Shares, adjusted to reflect the estimated total operating expenses of Class 1 shares.


(3) Performance shown is the performance of the Europe Fund's Institutional Class shares because, as of December 31, 2004, Class 2 and Class 3 shares had not yet commenced operations. The actual performance of Class 2 and Class 3 shares would have been lower because the expenses of those Classes are higher than the expenses of the Institutional Class.


(4) The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of December 2003, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

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TT EUROPE MUTUAL FUND SUMMARY
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FEES AND EXPENSES

FEE TABLE
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Europe Fund. The Europe Fund does not have an initial or deferred sales charge (load).

                                    INSTITUTIONAL
                                        CLASS      CLASS 1    CLASS 2    CLASS 3
SHAREHOLDER FEES (FEES PAID DIRECTLY
   FROM YOUR INVESTMENT)                NONE        NONE       NONE      NONE
Redemption Fee*                         2.00%       2.00%      2.00%     2.00%
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES
   (FEES DEDUCTED FROM FUND ASSETS)+
Management Fees                         1.50%       1.50%      1.50%     1.50%
Distribution (12b-l) Fees (includes
   service fees)                        None        0.25%      0.75%     1.00%

Other Expenses ++                     207.24%     184.06%    207.24%   207.24%
--------------------------------------------------------------------------------
Total Annual Operating Expenses       208.74%     185.81%    209.49%   209.74%
Fee Waiver +++                      (207.74)%   (184.56)%  (207.74)% (207.74)%
NET EXPENSES                            1.00%       1.25%      1.75%     2.00%


* You may be assessed a redemption fee of 2.00% if you redeem or exchange Europe Fund shares within 60 days after their purchase. The Europe Fund reserves the right, in its sole discretion, to waive this redemption fee when, in the judgment of the Manager, such waiver would be in the best interest of the Europe Fund. In addition, if you wish to receive your redemption (sale) proceeds by wire, there is a $7 wire fee. This fee may not apply for employer-sponsored accounts.

+ The Europe Fund invests in securities through an underlying mutual fund, TT Europe Portfolio. This table reflects the expenses of the Europe Fund and the expenses allocated from the TT Europe Portfolio.

++ Includes costs of administration, custody, accounting services, and similar expenses. As Class 2 and Class 3 shares had not commenced operations as of the date of this Prospectus, Other Expenses for those classes are estimated.


+++ The Manager has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Europe Fund's expenses will not exceed, on a per annum basis, 1.00% of its average daily net assets for Institutional Class shares, 1.25% of its average daily net assets for Class 1 shares, 1.75% of its average daily net assets for Class 2 shares and 2.00% of its average daily net assets for Class 3 shares. Absent an earlier modification approved by the Europe Fund's Board of Trustees, this limitation will be in effect until October 1, 2015. The Manager may not receive subsequent reimbursement from the Europe Fund of any fees so waived or expenses so reimbursed by the Manager.


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TT EUROPE MUTUAL FUND SUMMARY
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EXAMPLE
This example is designed to help you compare the costs of investing in the Europe Fund to the costs of investing in other funds. The example assumes operating expenses remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period, and that the fee waiver reflected in the fee table above is in effect for each of the time periods noted below. This is only an example; your actual expenses will be different.

                             1 YEAR    3 YEARS   5 YEARS   10 YEARS
                             -------   -------   -------   --------
INSTITUTIONAL CLASS            $102     $318     $  552     $1,225
CLASS 1                        $127     $397     $  686     $1,511
CLASS 2                        $178     $551     $  949     $2,062
CLASS 3                        $203     $627     $1,078     $2,327











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TT ACTIVE INTERNATIONAL MUTUAL FUND SUMMARY



INVESTMENT GOAL
The TT Active International Mutual Fund's (Active International Fund's) goal is total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index). There is no assurance that the Active International Fund will achieve its goal. The Active International Fund is not required to seek to invest in the same companies that are included in the MSCI EAFE Index or any other index.

The Active International Fund pursues this goal by investing in an underlying investment company, TT EAFE Portfolio. The Portfolio invests directly in securities and has the same investment goal and strategies as the Active International Fund.

MAIN INVESTMENT STRATEGIES
The Active International Fund seeks to achieve its investment goal by investing in a diversified portfolio of primarily equity and equity-related securities in foreign markets that the investment manager to the Active International Fund (referred to as the Manager) believes have sound prospects for sustainable growth and represent value in the form of assets and earnings. Under normal circumstances, 65% or more of the Active International Fund's investments will consist of these securities. These equity and equity-related securities include securities listed on recognized exchanges, convertible bonds, warrants, equity and stock index futures contracts and options, including options on equity securities.


Under normal circumstances, the Active International Fund will invest at least 80% of its net assets in securities that are tied economically to Europe, Australasia (I.E., Australia, New Zealand and neighboring islands in the South Pacific) or the Far East. These regions include those countries included in the MSCI EAFE Index. These securities may include, but are not limited to, those of issuers that are organized, are domiciled or principally operate in those countries, derive at least 50% of their revenue or income from their operations within those countries, have at least 50% of their assets in those countries or whose securities are principally traded on those countries' securities markets.


The Manager uses both a "top-down" and a "bottom-up" investment strategy in managing the Active International Fund's investment portfolio. As part of its top-down strategy, the Manager uses geopolitical analysis to eliminate countries where the Manager believes it is unsafe to invest and to highlight countries where change is likely to occur. In conducting the geopolitical analysis, the Manager may consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation policies and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Active International Fund may restrict the number of securities markets in which it invests, although under normal market circumstances the



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TT ACTIVE INTERNATIONAL MUTUAL FUND SUMMARY
CONTINUED

Active International Fund's investments will involve securities principally traded in at least three different countries.


The Active International Fund's investments may include the securities of issuers located in Australia, Austria, Belgium, China (including Hong Kong), the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, India, Ireland, Italy, Japan, South Korea, Malaysia, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. These are not the only countries in which the Active International Fund can invest, and the Fund may invest in companies located in other countries as well.


Once the Manager has completed the geopolitical analysis, it allocates Active International Fund assets among various sectors and industries. This primarily is part of the Manager's top-down strategy, but also may be part of its bottom-up strategy, especially when analyzing a narrow sector or industry.

Within sectors and industries the Manager applies its bottom-up strategy to identify attractive companies for investment. This strategy involves considering a wide range of factors, including:

     o perceived value in a company's assets or earnings, and

     o the potential for realizing a company's value.

In addition, as part of its bottom-up strategy, the Manager seeks to verify its assessment of a company's value through research, economic modeling, discussions with management, and other sources.

The Manager may decide to sell Active International Fund investments under a wide range of circumstances relating to the performance and potential of those investments and to general, economic, sector or market conditions. These circumstances may include:

     o changes in the Manager's top-down geopolitical analysis,

     o changes in the Manager's view of a sector or industry,

     o changes in market conditions or perceptions,

     o changes in a company's value in assets or earnings or the prospect for realizing a company's value, and

     o opportunities to realize a profit or mitigate a loss.

The Manager may also engage in active and frequent trading of portfolio securities in order to achieve the Active International Fund's investment objective and principal investment strategies.


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TT ACTIVE INTERNATIONAL MUTUAL FUND SUMMARY
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MAIN RISKS
There are several risk factors that could hurt the Active International Fund's performance, cause you to lose money or make the Fund perform less well than other investments. The main risks of investing in the Active International Fund are:

     o STOCK MARKET RISK. Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. If the stock markets in which the Active International Fund invests decline in value, the Fund is likely to decline in value. Decreases in the value of stocks are generally greater than for bonds or other debt investments.

     o STOCK SELECTION RISK. Stocks selected by the Manager may decline in value or not increase in value when the stock market in general is rising.

     o PORTFOLIO TURNOVER RISK. To the extent that the Active International Fund's strategies lead it to buy and sell securities more actively than many funds, the Fund could have higher expenses, including increased brokerage commission costs, which reduce shareholder returns. A high portfolio turnover rate also may expose shareholders to higher taxable distributions.

     o FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign companies and markets are subject.

          o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          o Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

          o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.


     o CURRENCY RISK. Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Active International Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to




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       these other currencies will adversely affect the value of the Active
       International Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Active International Fund from realizing value in U.S. dollars from its investment in foreign securities.


     o EURO RISK. Many European countries have joined the European Union (EU), and others may do so. Some of these countries have adopted the Euro as their currency, and other EU members may do so in the future. Monetary and economic union on this scale has not been attempted before and the long-term consequences are not clear.


Remember that mutual funds are investments, not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

PERFORMANCE HISTORY
The chart and table below provide some indication of the risks of investing in the Active International Fund by illustrating that returns can differ from one year to the next and comparing this information to a broad measure of market performance. The Active International Fund commenced operations on October 2, 2000. Performance figures for periods prior to that date shown in the bar chart and the table include and are based on the performance of the Active International Fund's underlying mutual fund, TT EAFE Portfolio. The performance of the TT EAFE Portfolio prior to October 2, 2000, in turn, is based on the performance of the LKCM International Fund. The LKCM International Fund is a mutual fund that was sub-advised by the Manager since its inception through October 2, 2000. Since that date the LKCM International Fund has invested its assets in the TT EAFE Portfolio. The LKCM International Fund has investment objectives, policies, and strategies substantially similar to those of the Fund. The bar chart shows total returns, and the table compares average annual returns to the performance of the MSCI EAFE Index.


The bar chart shows the performance of the Active International Fund's Institutional Class shares. All shares outstanding on August 31, 2002 were designated Institutional Class shares. Class 1 shares commenced operations on March 13, 2003, and Class 2 and Class 3 shares had not commenced operations as of December 31, 2004. The returns of Class 1, Class 2 and Class 3 shares of the Active International Fund would have been lower than the Institutional Class share returns shown in the bar chart for the periods shown because the expenses of those Classes are higher than those of the Institutional Class.



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The performance shown for Class 1 shares in the table below prior to March 13,
2003 is based upon the performance of the Institutional Class shares, adjusted to reflect the estimated total operating expenses of Class 1 shares. The performance shown for Class 2 and Class 3 shares in the table below is the performance of the Active International Fund's Institutional Class shares, because as of December 31, 2004, Class 2 and Class 3 shares had not yet commenced operations. This performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of Class 2 and Class 3 shares are higher than those of Institutional Class shares, the performance shown is higher than the performance of Class 2 and Class 3 shares would have been had those Classes been operational for the periods shown.

After-tax returns for the Active International Fund's Institutional Class shares are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Active International Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. If the Active International
Fund incurs a loss which generates a tax benefit, the return after taxes on distributions and sale of Fund shares for a particular class may exceed the other return figures for such class.


The performance presented below, before and after taxes, is historical and does not represent projected future investment performance of the Active International Fund.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without these, the results would have been less favorable.










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TT ACTIVE INTERNATIONAL MUTUAL FUND SUMMARY
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1998                     10.10%
1999                     42.71%
2000                   (10.71%)
2001                   (29.13%)
2002                   (16.73%)
2003                     34.87%
2004                     11.73%

Best and Worst Quarterly Returns
(during periods shown above)

BEST: 36.27% (12/31/99)
WORST: (17.66)% (09/30/02)

   AVERAGE ANNUAL TOTAL RETURNS                                        SINCE
   AS OF DECEMBER 31, 2004(1)                  1 YEAR    5 YEARS(2)  INCEPTION
--------------------------------------------------------------------------------

   Institutional Class Shares
     Return Before Taxes                       11.73%     (4.51)%      3.21%
     Return After Taxes on Distributions       11.86%     (4.76)%      2.93%
     Return After Taxes on Distributions and
       Sale of Fund Shares                      8.41%     (3.86)%      2.65%

--------------------------------------------------------------------------------
   Other Classes (Return Before Taxes Only)
     Class 1(3)                                11.42%     (4.53)%      3.19%
     Class 2(4)                                11.73%     (4.51)%      3.21%
     Class 3(4)                                11.73%     (4.51)%      3.21%

--------------------------------------------------------------------------------
   MSCI EAFE Index(5)                          20.25%     (1.13)%      5.32%


(1) For periods prior to October 2, 2000 (commencement of operations of the Active International Fund) share performance includes the performance of the Active International Fund's underlying mutual fund, TT EAFE Portfolio, which, in turn, is based on the performance of the LKCM International Fund.

(2)  LKCM International Fund commenced operations on December 30, 1997.

(3) For periods prior to March 13, 2003 (commencement of operations of the Class 1 shares), share performance is based upon the performance of the Active International Fund's Institutional Class shares, adjusted to reflect the estimated total operating expenses of Class 1 shares.


(4) Performance shown is the performance of the Active International Fund's Institutional Class shares because, as of December 31, 2004, Class 2 and Class 3 shares had not yet commenced operations. The actual performance of Class 2 and Class 3 shares would have been lower because the expenses of those Classes are higher than the expenses of the Institutional Class.


(5) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of December 2003, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

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FEES AND EXPENSES

FEE TABLE
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Active International Fund. The Active International Fund does not have an initial or deferred sales charge (load).

                                  INSTITUTIONAL
                                      CLASS      CLASS 1    CLASS 2    CLASS 3
SHAREHOLDER FEES (FEES PAID DIRECTLY
   FROM YOUR INVESTMENT)               NONE        NONE       NONE       NONE
Redemption Fee*                        2.00%       2.00%      2.00%      2.00%
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES
   (FEES DEDUCTED FROM FUND ASSETS)+
Management Fees                        0.80%       0.80%      0.80%      0.80%
Distribution (12b-l) Fees (includes
   service fees)                       None        0.25%      0.75%      1.00%

Other Expenses++                       1.09%       1.32%      1.32%      1.32%
Total Annual Operating Expenses        1.89%       2.37%      2.87%      3.12%
Fee Waiver +++                        (0.89)%     (1.12)%    (1.12)%    (1.12)%
NET EXPENSES                           1.00%       1.25%      1.75%      2.00%


* You may be assessed a redemption fee of 2.00% if you redeem or exchange Active International Fund shares within 60 days after their purchase. The Active International Fund reserves the right, in its sole discretion, to waive this redemption fee when, in the judgment of the Manager, such waiver would be in the best interests of the Active International Fund. In addition, if you wish to receive your redemption (sale) proceeds by wire, there is a $7 wire fee. This fee may not apply for employer-sponsored accounts.

+ The Active International Fund invests in securities through an underlying mutual fund, TT EAFE Portfolio. This table reflects the expenses of the Active International Fund and TT EAFE Portfolio.

++ Includes costs of administration, custody, accounting services, and similar expenses. As Class 2 and Class 3 shares had not commenced operations as of the date of this Prospectus, Other Expenses for those classes are estimated.


+++ The Manager has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Active International Fund's expenses will not exceed, on a per annum basis, 1.00% of its average daily net assets for Institutional Class shares, 1.25% of its average daily net assets for Class 1 shares, 1.75% of its average daily net assets for Class 2 shares and 2.00% of its average daily assets for Class 3 shares. Absent an earlier modification approved by the Active International Fund's Board of Trustees, this limitation will be in effect until October 1, 2006. The Manager may not receive subsequent reimbursement from the Active International Fund of any fees so waived or expenses so reimbursed by the Manager.


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ADDITIONAL INVESTMENT STRATEGIES AND
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EXAMPLE
This example is designed to help you compare the costs of investing in the Active International Fund to the costs of investing in other funds. The example assumes operating expenses remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period, and that the fee waiver reflected in the fee table above is in effect for the one year time period. This is only an example; your actual expenses will be different.

                             1 YEAR    3 YEARS   5 YEARS   10 YEARS
                             ------    -------   --------  --------

INSTITUTIONAL CLASS            $102     $507     $  938     $2,139
CLASS 1                        $127     $632     $1,164     $2,620
CLASS 2                        $178     $783     $1,415     $3,115
CLASS 3                        $203     $858     $1,538     $3,352


ADDITIONAL INVESTMENT STRATEGIES AND RISKS
The principal investment strategies for the Europe Fund and the Active International Fund (the Funds) are described in the applicable sub-section entitled "Main Investment Strategies." A Fund may use other strategies and invest in other securities that are described below and in the Statement of Additional Information. However, a Fund may not necessarily use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the Statement of Additional Information. Each Fund's goal and strategies may be changed without shareholder approval.

ADDITIONAL INVESTMENT STRATEGIES OF THE EUROPE FUND
If there are changes in the European countries listed in the MSCI Europe Index or in the weightings of the countries within the Index, the Manager may seek to promptly reflect the changes in the allocation of the investments of the Europe Fund among different European countries. The Manager will monitor the MSCI Europe Index and, as it deems appropriate, adjust the Europe Fund's investments according to the weightings in the Index daily.

In pursuing its investment objective, the Europe Fund may invest in Global Depositary Receipts (GDRs), American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs) that represent equity and equity-related securities traded on the exchanges of countries included in the MSCI Europe Index. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs are designed for use in the U.S. securities markets and EDRs and GDRs are designed for use in European and global securities markets. Many depositary receipts are eligible to trade on U.S. stock exchanges as well as on many European stock exchanges.



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ADDITIONAL INVESTMENT STRATEGIES AND
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The Europe Fund may invest up to 5% of its assets in warrants and convertible securities. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. A convertible security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.

The Manager may use foreign currency contracts to hedge the Europe Fund's currency exposure. Hedging is used to protect against price movements in a security that the Europe Fund owns or intends to acquire that are attributable to changes in the value of the currency in which the security is denominated. In determining whether to engage in foreign currency contracts, the Manager carefully considers fundamental macro-economic factors, as well as geopolitical factors and capital flows.


The Europe Fund may, from time to time, take defensive positions that are not consistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Europe Fund may invest a greater than normal percentage or all of its assets in cash, cash equivalents and high quality debt securities. This investment strategy may prevent the Europe Fund from allocating its investments among securities traded on exchanges in different European countries based upon the weightings of those countries in the MSCI Europe Index.


ADDITIONAL INVESTMENT STRATEGIES OF THE ACTIVE INTERNATIONAL FUND


In pursuing its investment objective, the Active International Fund may invest in non-U.S. markets through ADRs and similar instruments. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars.

While the Active International Fund expects to invest mainly in equity securities, the Fund may also invest in investment grade debt securities and below investment grade debt securities ("junk bonds").

The Active International Fund will not participate in initial public offerings or other "new issues" unless the market capitalization of the issuer exceeds a minimum threshold determined by the Manager from time to time, and the Manager otherwise determines participation to be appropriate.


The Manager may use foreign currency contracts to hedge the Active International Fund's currency exposure at its discretion. Hedging is used to protect against price movements in



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ADDITIONAL INVESTMENT STRATEGIES AND
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a security that the Active International Fund owns or intends to acquire that are attributable to changes in the value of the currency in which the security is denominated. In determining whether to engage in foreign currency contracts, the Manager carefully considers fundamental macro-economic factors, as well as geopolitical factors and capital flows. In addition, the Manager may purchase and sell stock index futures contracts to hedge against the Active International Fund's exposure to the volatility of securities prices in a particular market or to reallocate the Fund's equity market exposure.


The Active International Fund may, from time to time, take defensive positions that are not consistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Active International Fund may invest a greater than normal percentage or all of its assets in cash, cash equivalents and high quality debt securities, and may not be pursuing its investment goal.


INVESTMENT STRUCTURE

The Funds do not invest directly in securities. Instead, each Fund invests in a corresponding portfolio fund (a Portfolio), having the same investment goals and strategies as the Fund. The Europe Fund invests in TT Europe Portfolio, a registered investment company which buys, holds and sells securities in accordance with the goals and strategies of that Fund. The Active International Fund invests in TT EAFE Portfolio, a registered investment company which buys, holds and sells securities in accordance with the goals and strategies of that Fund. Unless otherwise indicated, references to a Fund in this prospectus include, as appropriate, its corresponding Portfolio. A Fund may stop investing in its corresponding Portfolio at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. A Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities.


ADDITIONAL RISK INFORMATION
The main risks of investing in each Fund are outlined in the applicable Fund Summary above under the subsection entitled under "Main Risks." Additional, non-primary, risks of investing in the Funds are described below. Please note that there are many other factors that could adversely affect your investment and that could prevent a Fund from achieving its goal, which are not described in this prospectus. More information about risks appears in the Funds' Statement of Additional Information.

     o DERIVATIVES. A Fund's use of derivatives (such as forward foreign currency exchange contracts and, in the case of the Active International Fund, futures contracts and options) may be risky. The use of derivatives by a Fund could result in losses that are not offset by gains on other portfolio assets. Losses would cause a



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ADDITIONAL INVESTMENT STRATEGIES AND
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       Fund's share price to go down. There is also the risk that the counterparty on a derivative contract may fail to honor its contract terms. A Fund's ability to use derivatives successfully depends on the Manager's ability to accurately predict movements in applicable stock prices, interest rates and currency exchange rates. If the Manager's predictions are wrong, a Fund could suffer greater losses than if the Fund had not used derivatives. The Active International Fund's use of derivatives may represent a significant portion of the Fund's investments, and as a result these risks may be greater for the Active International Fund.

     o INVESTMENT IN AN UNDERLYING INVESTMENT COMPANY. In addition to the Funds, other investment companies may invest in the TT Europe Portfolio and TT EAFE Portfolio. If these other investment companies withdraw their investments from a Portfolio, a Fund may have to pay higher expenses in connection with its investment in such Portfolio.

     o CONVERTIBLE SECURITIES. Convertible securities, which are debt securities or preferred stock that may be converted into common stock, are subject to the market risk of stocks, and, like debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay, or force conversion of, the debt before it matures or redeem the preferred stock under certain circumstances.

     o CREDIT RISK. The Active International Fund may invest in investment grade debt securities and, to a lesser extent, in non-investment grade securities. The Europe Fund may invest in convertible securities which may be investment or non-investment grade. It is possible that some issuers will not make payments on debt securities held by a Fund, causing a loss; or an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. The lower quality debt securities in which a Fund may invest are more susceptible to these problems than higher quality obligations.

     o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. If a Fund invests in debt securities, a change in interest rates could cause the Fund's share price to go down.

     o JUNK BONDS. Credit risk is more pronounced with so-called "junk bonds" which are debt obligations that are rated below investment-grade. The risk of default may be



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ADDITIONAL INVESTMENT STRATEGIES AND
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       greater and the market for these securities may be less active, making it more difficult to sell the securities at reasonable prices, and also making valuation of the securities more difficult. A Fund may incur additional expenses if an issuer defaults and the Fund tries to recover some of its losses in a bankruptcy or other similar proceeding.

     o EMERGING MARKETS. Each Fund may invest in issuers located in emerging markets, which are the markets of countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.


     o INITIAL PUBLIC OFFERINGS. A portion of the Europe Fund may be invested in initial public offerings, see "TT Europe Mutual Fund Summary--Main Risks." The Active International Fund will not generally participate in IPOs, but may participate under certain circumstances described under "Additional Investment Strategies and Risks--Additional Investment Strategies of the Active International Fund" above. The Active International Fund may be subject to additional risks in the event that it invests in IPOs as securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. The Active International Fund may not be able to invest in securities issued in IPOs to the extent desired because, for example, only a small portion of the securities being offered in an IPO may be made available to the Active International Fund, because it may not be eligible to purchase securities in a particular IPO under the Manager's IPO allocation policy, or because under certain market conditions few companies may issue securities in IPOs.

PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information (SAI).



MANAGING THE FUNDS
THE INVESTMENT MANAGER
The Manager for each Fund is TT International Investment Management (TT International), Martin House, 5 Martin Lane, London, England EC4R 0DP. The Manager was founded in 1993 and offers investment counseling services to investment companies, pension plans,



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MANAGING THE FUNDS  CONTINUED



trusts, charitable organizations, and other institutional investors. As of December 31, 2004, the Manager had approximately $10.9 billion in assets under management. The Manager is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 and is authorized and regulated in the conduct of its investment business in the United Kingdom by the Financial Services Authority (FSA). TT International also is registered as a commodity pool operator and commodity trading adviser with the U.S. Commodity Futures Trading Commission (CFTC).


As payment for serving as Manager, TT International is entitled to receive a management fee, before any waivers or reimbursements, at an annual rate of 1.50% of the Europe Fund's average daily net assets and 0.80% of the Active International Fund's average daily net assets. The management fee for the Europe Fund fee is higher than the management fee paid by most mutual funds.


For the period from January 1, 2004 to December 31, 2004, the Manager received the following fee from each Fund, after waivers and reimbursements:

                                    FEE, AS A PERCENTAGE OF
         FUND                      AVERAGE DAILY NET ASSETS
         ---------------------------------------------------
         Europe Fund                         0.00%
         Active International Fund           0.00%

THE PORTFOLIO MANAGERS
Dean Smith is the portfolio manager of the Europe Fund and is primarily responsible for the day-to-day management of the Fund.

DEAN SMITH        Dean Smith is a Partner of TT International. He has over 14 years' industry experience and joined TT International in 1998. Before joining TT International, Dean worked at LGT
                  Asset Management for 5 years as a Portfolio Manager. Prior to that, he was a fund manager for private client funds at Minet
                  Group plc. Dean received a BA from Kingston University, together with a postgraduate qualification from the Institute of Investment Management and Research.

The Active International Fund uses a team of individuals who are primarily responsible for the day-to-day management of the Fund. The Active International Fund portfolio management team includes the following portfolio managers:




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MANAGING THE FUNDS  CONTINUED



TIM TACCHI      Tim Tacchi is the Senior and Founding Partner of TT
                International. He is responsible for asset allocation and heads
                European stock selection. Prior to establishing TT
                International, Tim was an Investment Director with Fidelity
                International, responsible for UK and European ERISA business, including stock selection and client relationships. Before joining Fidelity he was an Investment Manager for the UK-based merchant bank Hambros.

PATRICK DEANE   A Partner of TT International, Patrick Deane has responsibility for selecting European stocks, with a focus on cyclical services, utilities, and insurance. Before joining TT
                International in 2000, Patrick worked for 6 years as a Director at Morgan Grenfell/Deutsche Asset Management. Prior to that he was at HSBC for four years, having begun his career at Midland
                Montagu.

PETER ROBSON    Peter Robson joined TT International in 2004 to work in
                the Asian investment team. Peter, who has a long and distinguished history as a portfolio manager in Asia/Pacific, joined TT International from Oechsle International Advisors in
                Boston where he was an EAFE Portfolio Manager. Before Oechsle he worked at Batterymarch Financial Management, AIB/John Govett and BZW Investment Management.

JONATHAN BOLTON Jonathan Bolton is a Portfolio Manager at TT
                International, where he is head of Japanese stock selection for TT International's EAFE portfolios. Jonathan joined TT International in 2004 and has over 17 years industry experience. Prior to joining TT International, he was a Director of Dresdner RCM in San Francisco and was responsible for International and Global Equities. Before that Jonathan was a Director of Schroders Investment Management in Tokyo.

The Funds' SAI provides additional information about the compensation of the portfolio managers listed above, the other funds, pooled investment vehicles and accounts they manage and their ownership of securities of the Funds.




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DISTRIBUTION ARRANGEMENTS
Each Fund has adopted Rule 12b-1 service plans for its Class 1, Class 2 and Class 3 shares. Under each service plan, the applicable Fund pays distribution and/or service fees at the following annual rates of the average daily net assets of the Fund attributable to the applicable Class:

                                    CLASS 1      CLASS 2      CLASS 3
                                    SHARES       SHARES       SHARES
         -------------------------------------------------------------
         Distribution Fees           0.25%        0.75%        1.00%

These fees are an ongoing expense and, over time, these fees will increase the cost of your investment and may cost investors in those Classes more than other types of sales charges. Distribution fees may be used to make payments for distribution and sales of Fund shares, including advertising, marketing or other promotional activity for the Fund.

SEI Investments Distribution Co. is the distributor of the Funds' shares. The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The Manager or an affiliate also may make similar payments to the distributor and others under similar arrangements.

SHAREHOLDER INFORMATION

HOW TO BUY AND SELL SHARES

If you have purchased shares or plan to invest as part of an employer-sponsored retirement plan, such as a 401(k) plan, 403(b) plan, SEP-IRA or SIMPLE IRA, please contact your employer's plan administrator for information on the types of available accounts, minimum balances, and buying and selling shares.

Each Fund may authorize certain brokers, and these brokers may designate intermediaries, to accept on its behalf purchase and redemption orders. A Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the net asset value next computed after the broker or designee accepts the order. Investors may be charged a fee if they buy, sell or exchange Fund shares through a broker or agent.

If you have purchased shares or plan to invest through a "third party provider," such as a securities broker, bank, trust company, financial supermarket, financial adviser or other service organization, please contact your third party provider for information on the types of available accounts, minimum balances, and buying and selling shares.



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SHAREHOLDER INFORMATION  CONTINUED


If you have purchased shares or plan to invest directly with a Fund, please see Appendix A for information on the types of available accounts, minimum balances, and buying and selling shares.

RISK OF MARKET TIMING ACTIVITIES

Because the Funds invest in foreign securities, they are subject to the risk of market timing activities. Each Fund generally values foreign securities using the closing prices of such securities from the foreign markets in which they trade. The closing prices of such foreign securities are typically calculated prior to the calculation of the net asset value per share by the Fund. However, the value of foreign securities may be affected by events that occur after the close of a foreign market but before the time as of which a Fund prices its shares. In such instances, a Fund may fair value foreign securities. However, some investors may engage in short-term trading in a Fund in order to take advantage of any price differentials that may be reflected in the net asset value of the Fund's shares. Such short-term trading may interfere with the efficient management of a Fund's portfolio by its portfolio manager, increase portfolio transaction costs, and adversely affect a Fund's investment performance for longer term shareholders. As described below, the Board of Trustees of each Fund has adopted a redemption fee policy to deter such market timing activities.


REDEMPTION FEE

Investors who engage in excessive trading in and out of a Fund generate additional costs, which would be borne by all shareholders of the Fund. To minimize such costs and for the protection of the remaining shareholders, the Board of Trustees of each Fund has adopted a redemption fee policy. Accordingly, shares redeemed or exchanged within 60 days of purchase will be subject to a fee of 2.00%. Such fee will be paid to the applicable Fund to defray the cost associated with early or frequent redemptions. Each Fund reserves the right, in its sole discretion, to waive such fee when, in the judgment of the Manager, such waiver would be in the best interests of the Fund. Any such waiver is required to be reported to the Board of Trustees. In addition, this fee will not apply to:


     o shares purchased through the reinvestment of dividends or other distributions,

     o redemptions by a Fund of accounts with below-minimum balances,

     o redemptions due to shareholder death or disability, or


     o certain omnibus accounts and retirement plans approved by a Fund. A list of such omnibus accounts and retirement plans, if any, is included in the SAI.




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SHAREHOLDER INFORMATION  CONTINUED



POSTPONEMENT OF SALE PROCEEDS OR SUSPENSION OF REDEMPTION RIGHT
You will receive your redemption (sale) proceeds normally on the first business day after you sell your shares but in any event within seven days. However, if your purchase was made by check, transmittal of your redemption proceeds may be delayed for up to ten days after the purchase.

A Fund may stop selling its shares or postpone payment during any day on which the New York Stock Exchange is closed or on which trading is restricted, or if the Securities and Exchange Commission determines that an emergency exists.

LARGE REDEMPTIONS
It is important that you call 1-888-465-5722 before you redeem shares with an aggregate redemption price over $1 million. Each Fund reserves the right to delay delivery of your redemption proceeds up to seven days if the amount will disrupt the Fund's operation or performance.

CUSTOMER IDENTIFICATION AND VERIFICATION
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, if you are an individual, we will ask your name, date of birth, mailing address (and, if different, residential address), tax payer identification number, and other information that will allow the Funds to identify you. If you are opening an account on behalf of an organization, we will ask you the name of organization, principal place of business, employer identification number and other information that will allow the Funds to identify your organization. If the Funds cannot obtain the required information within a timeframe established according to their sole discretion, your application will be rejected. If your application is accepted, the Funds will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Funds will try to verify your identity within a timeframe established according to their sole discretion. If the Funds cannot do so, each Fund reserves the right to redeem your investment at the next net asset value calculated after the Fund decides to close your account, but only if your original check clears the bank.



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



SHAREHOLDER INFORMATION  CONTINUED



Customer identification and verification are part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken at the sole discretion of the Manager, when they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

HOW A FUND CALCULATES SHARE PRICE
Each Fund determines its share price as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. Eastern time, on each day the Exchange is open for trading. Net asset value is calculated separately for each Class of shares of a Fund. The share price is the net asset value per share, or NAV of a particular class. This calculation is made for each Class by deducting the amount of the liabilities (debts) attributable to that Class from the value of its assets (including its investment in another investment company), and dividing the difference by the number of outstanding shares of the Class.

                                   Total Assets of the Class -
                                   Total Liabilities of the Class
                                   ---------------------------------------------
Net Asset Value (NAV) of a Class = Number of Shares Outstanding of the Class


As described on page 19, each Fund invests in a Portfolio which typically uses market prices to value its securities. Securities for which market prices are not "readily available" that otherwise cannot be valued according to the Portfolios' general procedures, may be valued in accordance with the fair value procedures adopted by the Board of Trustees of the Portfolios. However, a security need not be fair valued in accordance with the fair value procedures if the aggregate impact to a Portfolio's NAV would be less than $0.01 if all securities that would otherwise be required to be fair valued were assumed to be worthless in a hypothetical worst-case scenario. In these cases, the most recent available market value for such security may be used instead.

Because the Portfolios invest in securities that are traded primarily in foreign markets, a significant gap in time can exist between the time of a particular security's last trade on a foreign market, and the time at which the Portfolios (and correspondingly, the Funds) calculate their NAV.


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



SHAREHOLDER INFORMATION  CONTINUED


If an event that could materially affect the value of the Portfolios' securities (a "Significant Event") has occurred between the time the securities were last traded and the time that the Portfolios calculate their NAV, the closing price of the Portfolios' securities may no longer reflect their market value at the time the Portfolios calculate their NAV. In such a case, the Portfolios may use fair value methods to value such securities.

Some of the events that may neccessitate fair valuing a security include the following:

     o the security's trading has been halted or suspended;

     o the security has been de-listed from an exchange;

     o the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (for example, because of typhoons or other severe weather conditions);

     o the security has not been traded for an extended period of time;

     o the security's primary pricing source is not able or willing to provide a price; and

     o trading of the security is subject to local government-imposed restrictions.

Valuing securities at fair value involves greater reliance on judgment than valuing securities based on readily available market quotations. A
Portfolio, when using fair value procedures to price securities, may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV.

Because some foreign markets are open on days when the Portfolios do not price their shares, the value of a Portfolio's holdings (and correspondingly, the Fund's NAV) could change at a time when you are not able to buy or sell Fund shares.




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



DIVIDENDS, DISTRIBUTIONS AND TAXES  CONTINUED


DISTRIBUTIONS

Each Fund intends to declare and pay income dividends and distributions of net capital gains, if any, on an annual basis in December. Each Fund may make an additional distribution, if necessary, to avoid income or excise taxes. Dividends and other distributions, if any, will automatically be paid in additional shares of the applicable Fund unless the shareholder elects otherwise. Such election must be made in writing to the applicable Fund.

TAXATION OF THE FUND
This discussion is very general. You should consult your own tax adviser about the effect that an investment in a Fund may have on your particular tax situation.


As long as a Fund qualifies for treatment as a regulated investment company (which each Fund has in the past and intends to do in the future), it will pay no federal income tax on the earnings it distributes to shareholders. A Fund may pay taxes to non-U.S. governments in connection with its foreign investments.


TAXABILITY OF DISTRIBUTIONS
You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares.

Distributions made from net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) realized by a Fund, and designated by the Fund as "capital gain dividends" are taxable as long-term capital gain regardless of how long you have owned your shares. Distributions made from "qualified dividend income" realized by a Fund may also qualify for taxation at long-term capital gain rates, provided that you satisfy certain holding period requirements. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. We will mail you an IRS Form 1099 every January that details your distributions for the prior year and how they are treated for federal tax purposes.

Fund distributions will reduce a Fund's net asset value per share. As a result, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.



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


DIVIDENDS, DISTRIBUTIONS AND TAXES  CONTINUED


A Fund may be eligible to elect to "pass through" to you foreign income taxes that it pays or that are paid by the underlying investment vehicle through which the Fund invests. If a Fund makes this election, you will be required to treat your share of those tax payments as a distribution to you from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations.

NON-U.S. SHAREHOLDERS

If you are neither a citizen nor a resident of the U.S., each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments by the Fund that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. A Fund will not withhold with respect to dividends paid from certain net short-term capital gain realized by the Fund and designated by the Fund as short-term capital gains dividends or from certain net interest income realized by the Fund and designated by the Fund as interest-related dividends. Your distributions from a Fund also may be subject to tax under the laws of your own jurisdiction.


BACKUP WITHHOLDING

Each Fund may be required to apply backup withholding at the rate then in effect on taxable dividends, redemption proceeds, and certain other amounts that are paid to you if you do not furnish certain information and certifications or if you are otherwise subject to backup withholding. The backup withholding rate is scheduled to be 28% during 2005. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Please read the Funds' account application for additional information regarding backup withholding of federal income tax.


TAXABILITY OF TRANSACTIONS
When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


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


DIVIDENDS, DISTRIBUTIONS AND TAXES  CONTINUED



FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods since each Fund's inception. Certain information reflects financial results for a single Institutional Class or Class 1 share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request. No information is provided for Class 2 or Class 3 shares because those Classes had not yet commenced operations as of December 31, 2004.

















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1-888-465-5722                        31                      www.ttintfunds.com

TT Europe Mutual Fund
Institutional Class shares
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                                                         PERIOD FROM
                                                                                                   FEBRUARY 12, 2001
                                                                                                       (COMMENCEMENT
                                                      YEAR             YEAR             YEAR          OF OPERATIONS)
                                                     ENDED            ENDED            ENDED                 THROUGH
                                              DECEMBER 31,     DECEMBER 31,     DECEMBER 31,            DECEMBER 31,
                                                      2004             2003             2002                    2001
                                                       US$              US$              US$                     US$
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD               $10.11           $ 7.12          $  8.41                 $ 10.00
----------------------------------------------------------------------------------------------------------------------
Net investment income                                0.11(1)           0.12(1)          0.09                    0.14
Net realized and unrealized appreciation
   (depreciation)                                     1.50             2.94            (1.26)                  (1.62)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                      1.61             3.06            (1.17)                  (1.48)
----------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                 (0.09)           (0.07)           (0.12)                  (0.11)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                     $11.63           $10.11         $   7.12                  $ 8.41
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        15.93%           43.31%          (13.86)%                (14.83)%^
----------------------------------------------------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $121           $  105          $    73                 $    85
Gross Expenses (to average daily net assets)        208.74%          528.96%          464.66%                 425.48%*
Net Expenses (to average daily net assets)            1.00%            1.00%            1.30%                   1.54%*
Net Investment Income (to average daily
   net assets)                                        1.07%            1.47%            1.18%                   1.81%*

Under the terms of a contractual waiver in effect from September 1, 2002 until, absent an earlier modification by the Board of Trustees of the Fund, October 1, 2015, TT International has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of the Fund's average daily net assets for Institutional Class shares.


For the period from February 12, 2001 (commencement of operations) through August 31, 2002, TT International agreed not to impose its investment advisory fee and reimbursed the Fund for its operating expenses to the extent necessary so that the Fund's aggregate expenses, net of waivers and reimbursement would not exceed, on a per annum basis, 1.55% of the Fund's daily net assets.


If this action had not been taken, the investment income (loss) per share and ratios would have been: Net investment loss (to average daily

   net assets)                     (206.67)%   (526.49)%   (462.17)%  (422.12)%*
Net investment (loss) per share   $ (21.60)(1) $(42.17)(1) $(17.59)   $(32.20)

(1) Computed using average shares outstanding for the period.
+   Total return would have been lower in the absence of expense waivers.
^   Not annualized.
*   Annualized.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1-888-465-5722                        32

TT Europe Mutual Fund
Class 1 shares
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

PERIOD FROM


                                                               MARCH 13, 2003
                                                                (COMMENCEMENT
                                                        YEAR   OF OPERATIONS)
                                                       ENDED         THROUGH
                                                DECEMBER 31,     DECEMBER 31,
                                                        2004             2003
                                                         US$              US$
------------------------------------------------------------------------------

NET ASSET VALUE - BEGINNING OF PERIOD                 $12.21          $10.00
------------------------------------------------------------------------------

Net investment income/(loss)                            0.09(1)        (0.02)(1)
Net realized and unrealized appreciation                1.81            2.30
------------------------------------------------------------------------------

Total from investment operations                        1.90            2.28
------------------------------------------------------------------------------

Dividends from net investment income                   (0.07)          (0.07)
------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                       $14.04          $12.21
------------------------------------------------------------------------------
TOTAL RETURN                                           15.58%          23.02%^


RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $  42           $  11
Gross Expenses (to average daily net assets)          185.81%         413.22%*
Net Expenses (to average daily net assets)              1.25%           1.25%*
Net Investment income/(loss) (to average
 daily net assets)                                      0.72%          (0.32)%*

Under the terms of a contractual waiver in effect from the commencement of operations of Class 1 shares until, absent an earlier modification by the Board of Trustees of the Fund, October 1, 2015, TT International has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.25% of the Fund's average daily net assets for Class 1 shares.


If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment loss (to average daily net assets)     (183.84)%   (412.29)%*
Net investment loss per share                         $(23.44)(1) $(18.47)(1)

(1) Computed using average shares outstanding for the period.
^   Not annualized.
*   Annualized.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

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                                      33                      www.ttintfunds.com

TT Active International Mutual Fund
Institutional Class shares
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                                                              PERIOD FROM
                                                                                                           OCTOBER 2, 2000
                                                                                                             (COMMENCEMENT
                                          YEAR               YEAR               YEAR             YEAR       OF OPERATIONS)
                                         ENDED              ENDED              ENDED            ENDED              THROUGH
                                  DECEMBER 31,       DECEMBER 31,       DECEMBER 31,     DECEMBER 31,         DECEMBER 31,
                                          2004               2003               2002             2001                 2000
                                           US$                US$                US$              US$                  US$
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD                     $ 7.21             $ 5.47             $ 6.74            $ 9.51             $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)             (0.02)(1)           0.09(1)             0.08              0.02                0.03
Net realized and unrealized
    appreciation (depreciation)           0.87               1.79              (1.21)            (2.79)              (0.52)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations          0.85               1.88              (1.13)            (2.77)              (0.49)
--------------------------------------------------------------------------------------------------------------------------
Dividends from net investment
       income                            (0.14)             (0.14)             (0.14)               -                    -**
Redemption fees                              -                  -                  -                -                    -
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD       $   7.92             $ 7.21             $ 5.47           $ 6.74               $ 9.51
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                            11.73%             34.87%            (16.73)%         (29.13)%              (4.85)%^
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (thousands)                         $13,855            $36,152            $43,613          $55,239              $62,914
Gross Expenses
   (to average daily net assets)          1.89%              1.95%              1.39%            1.65%                5.36%*
Net Expenses
   (to average daily net assets)          1.00%              1.00%              1.00%            1.07%                1.20%*
Net Investment income/(loss)
   (to average daily net assets)         (0.29)%             1.49%              1.22%            0.30%                1.31%*


Under the terms of a contractual waiver in effect from June 1, 2001 until, absent an earlier modification by the Board of Trustees of the Fund, October 1, 2006, TT International has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of the Fund's average daily net assets for Institutional Class shares.

For the period from October 2, 2000 (commencement of operations) through May 31, 2001, TT International agreed not to impose its investment advisory fee and reimbursed the Fund for its operating expenses to the extent necessary so that the Fund's aggregate expenses, net of waivers and reimbursement would not exceed, on a per annum basis, 1.20% of the Fund's daily net assets.

If this action had not been taken, the investment income (loss) per share and ratios would have been:


Net investment income (loss)
  (to average daily net assets) (1.18)%*    0.54%    0.84%    (0.28)%  (2.85)%*
Net investment income (loss)
  per share                    $(0.09)*  $ 0.03 (1) $0.05   $ (0.02)  $(0.07)
--------------------------------------------------------------------------------


1 Computed using average shares outstanding for the period.
+ Total return would have been lower in the absence of expense waivers. ^ Not annualized.
*   Annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.




                      SEE NOTES TO THE FINANCIAL STATEMENTS

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1-888-465-5722                        34

TT Active International Mutual Fund
Class 1 Shares
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                     PERIOD FROM
                                                                  MARCH 13, 2003
                                                                   (COMMENCEMENT
                                                          YEAR    OF OPERATIONS)
                                                         ENDED           THROUGH
                                                  DECEMBER 31,      DECEMBER 31,
                                                          2004              2003
                                                           US$               US$
--------------------------------------------------------------------------------

NET ASSET VALUE - BEGINNING OF PERIOD                  $15.54           $10.00
--------------------------------------------------------------------------------

Net investment income/(loss)1                           (0.19)            0.12
Net realized and unrealized appreciation                 1.96             5.53
--------------------------------------------------------------------------------

Total from investment operations                         1.77             5.65
--------------------------------------------------------------------------------
Dividends from net investment income                    (0.11)           (0.11)
Redemption fees                                            --               --
--------------------------------------------------------------------------------

NET ASSET VALUE - END OF PERIOD                        $17.20           $15.54
--------------------------------------------------------------------------------

TOTAL RETURN                                            11.42%           56.80%^


RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $5,218            $  47
Gross Expenses (to average daily net assets)             2.37%            2.35%*
Net Expenses (to average daily net assets)               1.25%            1.25%*
Net Investment Income (to average daily net assets)     (1.20)%           1.15%*


Under the terms of a contractual waiver in effect from the commencement of operations of Class 1 shares until, absent an earlier modification by the Board of Trustees of the Fund, October 1, 2006, TT International has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.25% of the Fund's average daily net assets for Class 1 shares.

If this voluntary action had not been taken, the investment income per share and ratio would have been:
Net investment income/(loss) (to average daily net assets)     (2.32)%    0.05%*
Net investment income/(loss) per share                        $(0.37)    $0.01

1   Computed using average shares outstanding for the period.
^   Not annualized.
*   Annualized.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

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                                      35                      www.ttintfunds.com

APPENDIX A


PURCHASES AND SALES DIRECTLY WITH THE FUNDS

The following pages provide information on how to invest directly with a Fund and what to expect as a shareholder. IF YOU ARE INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN, SUCH AS A 401(K) PLAN, 403(B) PLAN, SEP-IRA OR SIMPLE IRA, PLEASE CONTACT YOUR EMPLOYER'S PLAN ADMINISTRATOR FOR INFORMATION.

Shares of a Fund also may be purchased through certain "third party providers." IF YOU ARE INVESTING THROUGH A THIRD PARTY PROVIDER - FOR EXAMPLE, A SECURITIES BROKER, BANK, TRUST COMPANY, FINANCIAL SUPERMARKET, FINANCIAL ADVISER OR OTHER SERVICE ORGANIZATION - YOUR PROVIDER MAY HAVE ITS OWN POLICIES OR INSTRUCTIONS THAT YOU WILL NEED TO FOLLOW. PLEASE CONTACT YOUR PROVIDER FOR INFORMATION. EACH CLASS OF SHARES OF EACH FUND MAY NOT BE AVAILABLE FROM EACH THIRD PARTY PROVIDER.

It is the responsibility of these third party providers to promptly forward purchase orders and payments for shares to a Fund. These providers may charge the investor a transaction fee or other fee for their services at the time of purchase and/or redemption. Such fees would not otherwise be charged if the shares were purchased or redeemed directly from a Fund. A Fund also may pay distribution and/or service fees to third parties for distribution services and shareholder servicing.

TYPES OF ACCOUNTS
You may invest through an individual account or with one or more person(s) through a joint account. If you are opening a joint account, joint tenancy with rights of survivorship will be assumed unless other ownership is noted on your account application. You also may open an account to invest assets held in an existing personal trust.

HOW TO BUY SHARES
Use these instructions to invest directly with a Fund.

These minimum investment levels do not apply to investments by officers or trustees of the Funds or the TT Europe Portfolio or the TT EAFE Portfolio or by partners or employees of the Manager or their families.


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


APPENDIX A
CONTINUED


MINIMUM INVESTMENTS
                                  NEW ACCOUNTS     ADDITIONAL INVESTMENTS
     EUROPE FUND
         Institutional Class       $   50,000              $25,000
         Class 1                   $   50,000              $25,000
         Class 2                   $   50,000              $25,000
         Class 3                   $   50,000              $25,000
     ACTIVE INTERNATIONAL FUND
         Institutional Class       $3,000,000              $25,000
         Class 1                   $   50,000              $25,000
         Class 2                   $   50,000              $25,000
         Class 3                   $   50,000              $25,000

To make an initial investment in a Fund, please complete the appropriate application for the Class being subscribed for and mail it together with your payment to the address listed below. To make an additional investment in a particular Class of a Fund, please submit a letter of instruction to the applicable Fund containing this information and mail it together with your payment to:

         FOR REGULAR MAIL:            FOR OVERNIGHT MAIL:
         TT International Funds       TT International Funds
         Post Office Box 446          c/o Forum Shareholder Services, LLC
         Portland, Maine 04112        Two Portland Square
                                      Portland, Maine 04101

You may pay for shares by personal check in U.S. dollars drawn on a U.S. bank and payable to "TT International Funds." The Funds do not accept purchases made by cash or cash equivalents. For example, you may not pay for shares by money order, cashier's check, bank draft or travelers check. Nor do the Funds accept payment by credit card check or third party check.


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


APPENDIX A
CONTINUED

You may pay for shares by wire transfer to:

     Deutsche Bank Trust Company Americas
     New York, New York
     ABA #021001033

     For credit to:
     Forum Shareholder Services, LLC
     DDA #014-65-547
     Reference:
     TT Active International Mutual Fund or TT Europe Mutual Fund, as applicable (Your Name)
     (Your Account Number)

Please call 1-888-465-5722 prior to sending a wire.

Transactions are processed at the next determined share price after the transfer agent receives your purchase request, payment and information necessary to process the request.

HOW TO EXCHANGE SHARES
You may exchange all or a portion of your shares between the Funds offered in this prospectus. You may request an exchange by calling 1-888-465-5722, or in writing. All written requests must be signed by all owners and must include any required signature guarantees (see "Medallion Guarantees"). Each Fund may impose minimum investment amounts and other limitations upon exchanges into that Fund.

A Fund may reject any purchase or exchange order and may suspend, change or withdraw the offering of its shares. In particular, a Fund may limit excessive trading in its shares.

Each Fund may impose a redemption fee on shares exchanged within 60 days of purchase. See the section entitled "Redemption Fee" below.

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


APPENDIX A
CONTINUED


REDEMPTIONS
You may sell all or part of your Fund shares at any time during New York Stock Exchange trading hours (generally weekdays from 9:30 a.m. to 4 p.m. Eastern time). Transactions are processed at the next determined share price after the transfer agent receives your sale request in good order. To be in "good order" a request must include:

     o Your account number.

     o The amount of the transaction (in dollars or shares).

     o Signatures of all owners exactly as registered on the account (for requests by mail).

     o Medallion guarantees, for mail requests only (see "Medallion Guarantees" below).

     o Any supporting legal documentation that may be required.

To sell shares of a particular class of a Fund by mail please submit a letter of instruction to the applicable Fund containing this information with a STAMP 2000 Medallion Guarantee and mail such letter to:

         FOR REGULAR MAIL:            FOR OVERNIGHT MAIL:
         TT International Funds       TT International Funds
         Post Office Box 446          c/o Forum Shareholder Services, LLC
         Portland, Maine 04112        Two Portland Square
                                      Portland, Maine 04101

To sell shares by telephone please call 1-888-465-5722 for instructions. A telephone request to sell shares must be received prior to the close of the New York Stock Exchange. If you telephone your request to a Fund's transfer agent after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary.

The Funds will employ reasonable procedures to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. Neither the Funds nor their transfer agent will be responsible if they act on telephone instructions they reasonably believe to be genuine.

Shares also may be purchased and sold through certain brokers. These orders are received when the authorized broker or its designee accepts the order and will be priced after they are accepted by the authorized broker or designee. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.


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


APPENDIX A
CONTINUED


REDEMPTION FEE
Investors who engage in excessive trading in and out of a Fund generate additional costs, which would be borne by all shareholders of the Fund. To minimize such costs and for the protection of the remaining shareholders, each Fund has adopted a redemption fee policy. Accordingly, shares redeemed or exchanged within 60 days of purchase will be subject to a fee of 2.00%. Such fee will be paid to the applicable Fund to defray the cost associated with early or frequent redemptions. Each Fund reserves the right, in its sole discretion, to waive such fee when, in the judgment of the Manager, such waiver would be in the best interests of the Fund. In addition, this fee will not apply to:

     o shares purchased through the reinvestment of dividends or other distributions,

     o redemptions by a Fund of accounts with below-minimum balances,

     o redemptions due to shareholder death or disability, or

     o certain omnibus accounts and retirement plans approved by a Fund.

MEDALLION GUARANTEES
You are required to obtain a STAMP 2000 Medallion Guarantee from an Eligible Guarantor for any redemption or exchange requests submitted in writing, changes to a shareholder's record name, redemptions from an account for which the address has changed within the last 30 days, requests to send redemption proceeds or dividends to any person, address or financial institution not on record, requests to send redemption proceeds or dividends to an account registered in a name different from yours, or requests to change wire instructions, telephone redemption or exchange options or other elections relating to your account.

Eligible Guarantors may include:

     o Banks
     o Savings institutions
     o Credit unions
     o Brokers

Note that you cannot get a STAMP 2000 Medallion Guarantee from a notary public or from organizations that do not provide reimbursement in the case of fraud.

A Fund or its service providers may request further documentation prior to accepting sale requests. Each Fund and its service providers may waive the requirement for a Medallion Guarantee.


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


APPENDIX A
CONTINUED


POSTPONEMENT OF SALE PROCEEDS OR SUSPENSION OF REDEMPTION RIGHT
You will receive your redemption (sale) proceeds normally on the first business day after you sell your shares but in any event within seven days. However, if your purchase was made by check, transmittal of your redemption proceeds may be delayed for up to ten days after the purchase.

The Funds may stop selling shares or postpone payment during any day on which the New York Stock Exchange is closed or on which trading is restricted, or if the Securities and Exchange Commission determines that an emergency exists.

LARGE REDEMPTIONS
It is important that you call 1-888-465-5722 before you redeem shares with an aggregate redemption price over $1 million. Each Fund reserves the right to delay delivery of your redemption proceeds up to seven days if the amount will disrupt the applicable Fund's operation or performance.

MINIMUM BALANCE
If your account falls below the minimum balances noted below because of redemptions, a Fund may close your account by sending you a check for your balance. Before closing your account, a Fund will give you 60 days notice and an opportunity to bring the account up to the applicable minimum. Each Fund and its service providers may waive this investment minimum.

                                           MINIMUM BALANCE
     EUROPE FUND
         Institutional Class                 $   50,000
         Class 1                             $   50,000
         Class 2                             $   50,000
         Class 3                             $   50,000
     ACTIVE INTERNATIONAL FUND
         Institutional Class                 $3,000,000
         Class 1                             $   50,000
         Class 2                             $   50,000
         Class 3                             $   50,000

Each Fund reserves the right to change, add or withdraw various services, fees, and account policies without notice.

QUESTIONS?  Shareholders not investing through an employer-sponsored plan or third party provider can speak to a Fund representative between 9 a.m. and 5 p.m. Eastern time on any Fund business day by calling 1-888-465-5722.



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



NOTICE OF PRIVACY POLICY
The Funds are committed to preserving the confidentially of information provided by their investors and prospective investors. As part of this commitment, the Funds have adopted a privacy policy concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in the Funds. This section explains the Funds' privacy policy. The words "we" and "us" refer to the Funds. The words "you" and "your" refer to investors and prospective investors in the Funds who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our "Service Agents".

As we work together to achieve your investment goals, you will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents will comply with these laws to the extent we are required to do so. In addition, we and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.



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













                                  [BLANK PAGE]

TO GET MORE INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

The Funds' Statement of Additional Information contains more detailed information about the Funds and their management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it.

Additional information about the Funds' investments is included in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance.

The Annual and Semi-Annual Reports for the Funds list portfolio holdings and describe the performance of each Fund during its last fiscal year.

To make shareholder inquiries or obtain copies of the Statement of Additional Information and Annual and Semi-Annual Reports of the Funds, free of charge, visit the Funds' website at www.ttintfunds.com or contact your employer's plan administrator or your third party provider. IF YOU ARE NOT INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN OR THIRD PARTY PROVIDER call 1-888-465-5722 or write to:

         FOR REGULAR MAIL:            FOR OVERNIGHT MAIL:
         TT International Funds       TT International Funds
         Post Office Box 446          c/o Forum Shareholder Services, LLC
         Portland, Maine 04112        Two Portland Square
                                      Portland, Maine 04101

SECURITIES AND EXCHANGE COMMISSION
Information about the Funds (including their Statement of Additional Information) is available on the Securities and Exchange Commission's website, www.sec.gov. Copies also may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You also may visit the Commission's Public Reference Room in Washington, D.C. For more information about the Public Reference Room you may call the Commission at 1-202-942-8090.



                                       TT
                                  -------------
                                  INTERNATIONAL

                                                                 TTI-PS-003-0100

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2005


                              TT EUROPE MUTUAL FUND
                       TT ACTIVE INTERNATIONAL MUTUAL FUND
                (SERIES OF TT INTERNATIONAL U.S.A. FEEDER TRUST)



TABLE OF CONTENTS                                                           PAGE
1.  THE FUNDS..................................................................3
2.  INVESTMENT OBJECTIVES; INFORMATION CONCERNING INVESTMENT STRUCTURE;
    INVESTMENT POLICIES AND RESTRICTIONS.......................................3
3.  DETERMINATION OF NET ASSET VALUE; VALUATION OF PORTFOLIO SECURITIES;
    ADDITIONAL PURCHASE INFORMATION...........................................26
4.  PORTFOLIO HOLDINGS DISCLOSURE.............................................28
5.  MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS................................29
6.  INDEPENDENT AUDITORS......................................................50
7.  TAXATION..................................................................50
8.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..........................53
9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES......................55
10.  REDEMPTION FEE WAIVERS...................................................57
11.  FINANCIAL STATEMENTS.....................................................57
Appendix A -- Proxy Voting Policy............................................A-1

         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated May 1, 2005, as amended from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page __ hereof. These financial statements can be found in the Funds' Annual Report to shareholders. An investor may obtain copies of the Funds' Prospectus and Annual Report without charge by (i) visiting the Funds' website at www.ttintfunds.com, (ii) contacting his or her employer's plan administrator or third party service provider that sells shares of the Funds or (iii) calling 1-888-465-5722.


         This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                                  1. THE FUNDS



         TT Europe Mutual Fund (the "Europe Fund") and TT Active International Mutual Fund (the "Active International Fund") (collectively, the "Funds") are each a diversified open-end management investment company. Prior to September 1, 2002, TT Active International Mutual Fund was called TT EAFE Mutual Fund. Each Fund is a series of shares of beneficial interest of TT International U.S.A. Feeder Trust (the "Trust"), which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 26, 2000. The Europe Fund and the Active International Fund commenced operations on February 12, 2001 and October 2, 2000, respectively.

         References in this Statement of Additional Information to the "Prospectus" are to the current Prospectus of the Funds, as amended or supplemented from time to time.


         TT International Investment Management ("TT International" or the "Manager") is the investment manager to each Fund. The Board of Trustees provides broad supervision over the affairs of each Fund. Shares of the Funds are continuously sold by SEI Investments Distribution Co. ("SIDCO"), the Funds' distributor (the "Distributor"). Shares may be purchased from the Distributor, or from certain third party providers, such as securities brokers, banks, trust companies, financial supermarkets, financial advisers or other service organizations ("third party providers") that have entered into agreements with a Fund. The Distributor and third party providers may receive fees from a Fund pursuant to Service Plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").


         Each of the Europe Fund and the Active International Fund seeks to achieve its investment objective by investing all its investable assets in a portfolio having the same investment objective as the Fund. The Europe Fund invests all of its assets in TT Europe Portfolio (the "Europe Portfolio") and the Active International Fund invests all of its assets in TT EAFE Portfolio (the "EAFE Portfolio" and, together with the Europe Portfolio, the "Portfolios"). Each Portfolio is a diversified, open-end, registered, management investment company organized as series of TT International U.S.A. Master Trust, a Massachusetts trust (the "Portfolio Trust"). TT International is each Portfolio's investment manager (the "Portfolio Manager").


                            2. INVESTMENT OBJECTIVES;
                  INFORMATION CONCERNING INVESTMENT STRUCTURE;
                      INVESTMENT POLICIES AND RESTRICTIONS



                              INVESTMENT OBJECTIVES

         The investment objective of the Europe Fund and the Europe Portfolio is total return in excess of the total return of the Morgan Stanley Capital International Europe Index ("MSCI Europe Index").

         The investment objective of Active International Fund and EAFE Portfolio is total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index").

         The investment objective of each Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to shareholders thirty days prior to implementing the change. If there is a change in a Fund's investment objective, shareholders of the Fund should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. The investment objective of each Portfolio also may be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in a Portfolio (and notice by a Fund to its shareholders) 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of either a Fund or a Portfolio will be achieved.

                   INFORMATION CONCERNING INVESTMENT STRUCTURE

         As noted above, each Fund does not invest directly in securities, but instead invests all of its assets that are available for investment in the applicable Portfolio, which has the same investment objective and policies as the Fund. Each Portfolio, in turn, buys, holds and sells securities in accordance with its objective and policies.

         The Trustees of the Trust believe that the aggregate per share expenses of a Fund and its corresponding Portfolio will be less than or approximately equal to the expenses that such Fund would incur if the assets of the Fund were invested directly in the types of securities held by its corresponding Portfolio. The Trust may withdraw the investment of a Fund from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of a Fund to do so. Upon any such withdrawal, a Fund's assets would continue to be invested in accordance with its investment objective and policies, either directly in securities or in another mutual fund or pooled investment vehicle having the same investment objective and policies. If a Fund were to withdraw, a Fund could receive securities from its corresponding Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

         A change in investment objective, policies or restrictions by a Portfolio may cause the corresponding Fund to withdraw its investment in the Portfolio. Certain investment restrictions of each Portfolio are fundamental and cannot be changed without approval by the investors in the Portfolio. When a Fund is asked to vote on certain matters concerning its corresponding Portfolio, a Fund will either hold a shareholder meeting and vote in accordance with shareholder instructions or otherwise vote in accordance with applicable rules and regulations. Of course, a Fund could be outvoted, or otherwise adversely affected by other investors in its corresponding Portfolio. The Portfolios may sell interests to investors in addition to the Funds. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than a Fund. Therefore, the investment return for all investors in funds investing in a Portfolio may not be the same. These differences in returns are also present in other mutual fund structures.


                              INVESTMENT POLICIES


         The following supplements the information concerning the Funds' and the Portfolios' investment policies contained in the Prospectus and should only be read in conjunction therewith. References to the Funds include the Portfolios, unless the context otherwise requires.


INVESTMENTS OF EACH FUND

         Each of the Funds may make the following investments:

         EQUITY-RELATED SECURITIES. The equity and equity-related securities in which the Funds may invest include common stocks, preferred stocks, warrants and rights, and debt securities convertible into or exchangeable for common stock or other equity securities.

         PREFERRED STOCK. Preferred stock offers a stated dividend rate payable from a corporation's earnings. These preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Dividends on some preferred stock may be "cumulative" if stated dividends from prior periods have not been paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

         WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have to be exercised within a shorter time period and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Positions in warrants and convertible securities are limited to no more than 5% of the Europe Fund's total assets.


         CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note or other security that entitles the holder to acquire common stock, preferred stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, that Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. Positions in warrants and convertible securities are limited to no more than 5% of the Europe Fund's total assets.


         Each Fund will rely on the judgment, analysis and experience of TT International in evaluating the creditworthiness of an issuer. In this evaluation, TT International will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.


         The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities (I.E., securities rated below prime investment grade) because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.


         Factors adversely affecting the market value of securities will adversely affect each Fund's net asset value. In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.


         The secondary trading market for lower quality fixed-income securities is generally not as liquid as the secondary market for higher quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for these securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower quality issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Trust's Board of Trustees or TT International to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

         FOREIGN SECURITIES. The Europe Fund will invest in securities traded on the exchanges of countries included in the MSCI Europe Index. These countries currently are Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Under normal circumstances, the Europe Fund will invest at least 80% of its net assets (including borrowings, if any, for investment purposes) in securities of European issuers and other securities that are tied economically to Europe. Europe includes those countries included in the MSCI Europe Index. These securities include those of issuers that are organized, are domiciled or principally operate in those countries, derive at least 50% of their revenue or income from their operations within those countries, have at least 50% of their assets in those countries or whose securities are principally traded on those countries' securities markets. Shareholders of the Europe Fund will be provided with at least 60 days prior notice of any change in the policy regarding investing at least 80% of its assets in securities of European issuers and other securities that are tied economically to Europe.

         The Active International Fund will invest in securities of foreign issuers. These investments may include the securities of issuers located in Australia, Austria, Belgium, China (including Hong Kong), the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, India, Ireland, Italy, Japan, South Korea, Malaysia, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. These are not the only countries in which the Active International Fund can invest, and the Active International Fund may invest in companies located in other countries as well. Under normal circumstances, the Active International Fund will invest at least 80% of its net assets (including borrowings, if any, for investment purposes) in securities that are tied economically to Europe, Australasia or the Far East. This region includes those countries included in the MSCI EAFE Index. These securities may include, but are not limited to, those of issuers that are organized, are domiciled or principally operate in those countries, derive at least 50% of their revenue or income from their operations within those countries, have at least 50% of their assets in those countries or whose securities are principally traded on those countries' securities markets. Shareholders of the Active International Fund will be provided with at least 60 days notice of any change in the policy regarding investing at least 80% of its assets in securities that are tied economically to Europe, Australasia or the Far East.

         Investing in foreign issuers involves certain special considerations that are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since each Fund may temporarily hold invested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Fund permit that Fund to enter into forward foreign currency exchange contracts in order to hedge its Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Although each Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of each Fund's foreign securities will be somewhat greater than the expenses for custodian arrangements for handling U.S. securities of equal value.

         Certain foreign governments levy withholding taxes against dividend and interest income paid by citizens or corporations operating therein to investors in other countries. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the holdings of a Fund. However, these foreign withholding taxes are not expected to have a significant impact on the Funds.


         EUROPEAN UNION ("EU"). Many European countries have joined the EU and others may do so. Some of these countries have adopted the Euro as their currency, and other EU members may do so in the future. The EU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. The EU and the introduction of the Euro, however, present unique risks and uncertainties for investors in the EU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) instability within the EU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in a Portfolio's investment portfolio; (iii) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (iv) there is no assurance that interest rate, tax and labor regimes of EU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by a Fund.


         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Board of Trustees of the Trust. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. A Fund always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited.

         WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a "when issued" basis. In buying "when-issued" securities, a Fund commits to buy securities at a certain price even though the securities may not be delivered for up to 120 days. No payment or delivery is made by the Fund in a "when-issued" transaction until the Fund receives payment or delivery from the other party to the transaction. Although a Fund receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

         CORPORATE REORGANIZATIONS. Each Fund may invest a portion of its assets in securities for which a tender or exchange offer has been made or announced if, in the judgment of TT International, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The primary risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, a Fund may sustain a loss.

         OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies to the extent permitted by the 1940 Act. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, a Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative.

         SECURITIES LENDING. Each Fund may lend securities to qualified brokers, dealers, banks and other financial institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by TT International to be of good standing. In addition, they will only be made if, in TT International's judgment, the consideration to be earned from such loans would justify the risk. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceed one-third of the value of its total assets.

         It is the Funds' understanding that the current view of the staff of the Securities and Exchange Commission ("SEC") is that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (i.e., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments) or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.



         INVESTMENTS OF THE EUROPE FUND


         DEPOSITARY RECEIPTS. The Europe Fund may invest in depositary receipts that represent equity and equity-related securities traded on the exchanges of countries included in the MSCI Europe Index, including Global Depositary Receipts ("GDRs"), American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

         DERIVATIVE INSTRUMENTS. In pursuing its investment objectives, the Europe Fund may enter into forward foreign currency exchange contracts to hedge the Europe Fund's currency exposure.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("Forward Contract") is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. The Europe Fund may use Forward Contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving Forward Contracts that the Europe Fund may use.

         In connection with purchases and sales of securities denominated in foreign currencies, the Europe Fund may enter into Forward Contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date ("transaction hedge" or "settlement hedge").

         The Europe Fund also may use Forward Contracts to hedge against a decline in the value of existing investments denominated in foreign currency and to protect the value of investments denominated in a foreign currency if the portfolio managers anticipate a period of relative strength of the U.S. dollar against such foreign currency. For example, if the Europe Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value ("position hedge"). A position hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Europe Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling ("proxy hedge"). A proxy hedge could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Europe Fund's custodian will place cash or other liquid assets in a separate account having a value equal to the aggregate amount of the Europe Fund's commitments under Forward Contracts entered into with respect to position hedges and proxy-hedges. If the value of the assets placed in a segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Europe Fund's commitments with respect to such contracts. Unanticipated changes in currency prices may result in poorer overall performance for the Europe Fund than if it had not entered into such contracts.

         The value of the Europe Fund's investments in forward currency transactions is limited to 100% of the value of the Europe Fund's total assets. With respect to individual currencies, the Europe Fund's investments in forward currency transactions in the currency of a particular country is limited to the greater of (i) that percentage of the Europe Fund's total assets equal to that country's weighting within the MSCI Europe Index, or (ii) that country's security exposure. The Europe Fund may not take short currency positions in individual countries. The Europe Fund only may enter into forward currency transactions involving the U.S. dollar and/or the currencies of countries included in the MSCI Europe Index.

         RISKS OF FORWARD CONTRACTS. Forward currency contracts are always traded in the over-the-counter market. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. When the Europe Fund enters into a forward currency contract, it relies on its counterparty to perform. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         Forward contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Europe Fund's ability to act upon economic events occurring in foreign markets during non-business hours where the portfolio managers are located, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         ASSET COVERAGE FOR FORWARD POSITIONS. The Europe Fund will comply with guidelines established by the SEC with respect to coverage of forward contracts strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the forward contract strategy is outstanding, unless they are replaced with other suitable assets. Consequently, there is a possibility that segregation of a large percentage of the Europe Fund's assets could impede portfolio management or the Europe Fund's ability to meet redemption requests or other current obligations.

         TEMPORARY INVESTMENTS. The temporary investments that the Europe Fund may make include:

         (1) Short-term time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Europe Fund. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

                                The Europe Fund will not invest in any security
                       issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation and (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation.

         (2) Short-term commercial paper which at the time of purchase is rated in the highest rating category by a NRSRO or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement at time of purchase; and

         (3) Short-term corporate obligations rated in the highest rating category by a Nationally Recognized Statistical Rating Organization ("NRSRO") at time of purchase.



         INVESTMENTS OF THE ACTIVE INTERNATIONAL FUND


         AMERICAN DEPOSITARY RECEIPTS ("ADRS"). The Active International Fund may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security is denominated in a foreign currency.

         FIXED-INCOME SECURITIES. The fixed-income securities in which the Active International Fund may invest include U.S. Government securities and corporate debt securities.

         INVESTMENT GRADE FIXED-INCOME SECURITIES. Investment grade fixed-income securities include:

         o    U.S. government securities;

         o Bonds or bank obligations rated in one of the four highest categories (such as BBB or higher by Standard & Poor's Ratings Services ("S&P"));

         o Short-term notes rated in one of the two highest categories (such as SP-2 or higher by S&P);

         o Commercial paper or short-term bank obligations rated in one of the three highest categories (such as A-3 or higher by S&P); and

         o Repurchase agreements involving investment grade fixed-income securities.

         Investment grade fixed-income securities are generally believed to have a lower degree of credit risk. However, certain investment grade securities with lower ratings are considered medium quality and may be subject to greater credit risk than the highest rated securities. If a security's rating falls below that required at the time of purchase, TT International will consider what action, if any, should be taken consistent with the Active International Fund's investment objective.

         U.S. GOVERNMENT SECURITIES. U.S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, Fannie Mae, Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Sallie Mae and the International Bank for Reconstruction and Development.

         Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such agencies or instrumentalities only when TT International is satisfied that the credit risk is acceptable.

         The Active International Fund may invest in component parts of U.S. Treasury notes or bonds, namely either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of: (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATs"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

         LOWER RATED FIXED-INCOME SECURITIES. The Active International Fund may invest in lower rated fixed income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities held by the Active International Fund more volatile and could limit the Active International Fund's ability to sell its securities at prices approximating the values the Active International Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Active International Fund at times may be unable to establish the fair value of such securities. If the issuer defaults on its obligation, the value of the security would fall and the Active International Fund's income would also decline.

         Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investor Services Inc. ("Moody's") or S&P (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

         Like those of other fixed-income securities, the values of lower rated securities go up and down in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of fixed-income securities. Conversely, during periods of rising interest rates, the value of the Active International Fund's fixed-income securities will generally decline. The values of lower rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower rated securities. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Active International Fund's net asset value.

         Issuers of lower rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         CORPORATE DEBT SECURITIES. The Active International Fund may invest in investment grade and below investment grade U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers (corporate bonds, debentures, notes and other similar corporate debt instruments). The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         REVERSE REPURCHASE AGREEMENTS. The Active International Fund may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchases it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Active International Fund. The Active International Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Active International Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement.

         DERIVATIVE INSTRUMENTS. In pursuing its investment objectives, the Active International Fund may purchase and sell (write) options on securities, securities indices, and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts and enter into forward foreign currency exchange contracts for hedging purposes.

         OPTIONS. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

         There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when the Active International Fund seeks to close out an option position. If the Active International Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Active International Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Active International Fund foregoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Active International Fund, the Active International Fund would not be able to close out the option. If restrictions on exercise were imposed, the Active International Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Active International Fund is covered by an option on the same index purchased by the Active International Fund, movements in the index may result in a loss to the Active International Fund; however, such losses may be mitigated by changes in the value of the Active International Fund's securities during the period the option was outstanding.

         The Active International Fund is authorized to purchase and sell over-the-counter options ("OTC Options") in addition to exchange listed options. OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation between the parties. The Active International Fund will only sell OTC Options that are subject to a buyback provision permitting the Active International Fund to require the Counterparty to sell the option back to the Active International Fund at a formula price within seven days. The Active International Fund expects generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

         There is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Active International Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Active International Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, TT International must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Active International Fund will engage in OTC Option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other Nationally Recognized Statistical Rating Organization ("NRSRO").

         OPTIONS ON FOREIGN CURRENCIES. The Active International Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Active International Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Active International Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where the Manager perceives a risk of a rise in the dollar value of a foreign currency in which securities to be acquired are denominated (which would increase the dollar cost of these securities to the Active International Fund) the Active International Fund may purchase call options on the currency involved. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Active International Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Active International Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Active International Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Active International Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Active International Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Active International Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Active International Fund would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Active International Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

         The Active International Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Active International Fund is "covered" if the Active International Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Active International Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Active International Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Active International Fund in cash, or liquid assets in a segregated account with the custodian.

         The Active International Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Active International Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Active International Fund will collateralize the option by maintaining in a segregated account with the custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

         FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, currency or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. U.S. futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold. Futures contracts on indices are settled in cash.

         Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums.

         After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required variation margin, resulting in a repayment of excess variation margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

         The Active International Fund will only sell futures contracts to protect securities owned by it against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Active International Fund expects that approximately 75% of the futures contracts purchased will be "completed;" that is, equivalent amounts of related securities will have been purchased or in the process of being purchased by the Active International Fund upon sale of open futures contracts. Futures contracts are typically not completed when the Manager decides that the hedge is no longer necessary or appropriate and closes out the position before completion. Therefore, a futures contract that is not completed does not necessarily provide additional risk to the Active International Fund. Although techniques other than the sale and purchase of futures contracts could be used to control the Active International Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Active International Fund will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transaction costs incurred in the purchase and sale of the underlying securities.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("Forward Contract") is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. The Active International Fund may use Forward Contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving Forward Contracts that the Active International Fund may use.

         In connection with purchases and sales of securities denominated in foreign currencies, the Active International Fund may enter into Forward Contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date ("transaction hedge" or "settlement hedge").

         The Active International Fund also may use Forward Contracts to hedge against a decline in the value of existing investments denominated in foreign currency and to protect the value of investments denominated in a foreign currency if the portfolio managers anticipate a period of relative strength of the U.S. dollar against such foreign currency. For example, if the Active

International Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value ("position hedge"). A position hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Active International Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling ("proxy hedge"). A proxy hedge could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Active International Fund's custodian will place cash or other liquid assets in a separate account having a value equal to the aggregate amount of the Active International Fund's commitments under Forward Contracts entered into with respect to position hedges and proxy-hedges. If the value of the assets placed in a segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Active International Fund's commitments with respect to such contracts. Alternatively, the Active International Fund may purchase a call option permitting the Active International Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Active International Fund may purchase a put option permitting the Active International Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Active International Fund than if it had not entered into such contracts.

         RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Active International Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Active International Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Active International Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Active International Fund's ability to effectively hedge. The Active International Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures trading. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the Active International Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

         Use of futures transactions by the Active International Fund involves the risk of imperfect or no correlation where the securities underlying futures contracts are different than the portfolio securities being hedged. It is also possible that the Active International Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Active International Fund of margin deposits in the event of bankruptcy of a broker with whom the Active International Fund has an open position in a futures contract or option on a futures contract.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract and options prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract or option on a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         RISKS OF OPTIONS ON FUTURES, FORWARD CONTRACTS, AND OPTIONS ON FOREIGN CURRENCIES. Options on currencies may be traded over-the-counter and forward currency contracts are always traded in the over-the-counter market. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. When the Active International Fund enters into a forward currency contract or purchases an over-the-counter option, it relies on its counterparty to perform. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         Futures contracts, options on futures contracts, Forward Contracts, and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Active International Fund's ability to act upon economic events occurring in foreign markets during non-business hours where the portfolio managers are located, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market.

         For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         COMBINED TRANSACTIONS. The Active International Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including Forward Contracts) and any combination of futures, options, and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of TT International it is in the best interest of the Active International Fund to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Active International Fund will comply with guidelines established by the SEC with respect to coverage of options, futures and forward contracts strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures, option or forward contract strategy is outstanding, unless they are replaced with other suitable assets. Consequently, there is a possibility that segregation of a large percentage of the Active International Fund's assets could impede portfolio management or the Active International Fund's ability to meet redemption requests or other current obligations.

         ILLIQUID INVESTMENTS, RESTRICTED SECURITIES AND PRIVATE PLACEMENT OFFERINGS. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, TT International determines the liquidity of the Active International Fund's investments and, through reports from TT International and the Active International Fund's administrator, the Board monitors investments in illiquid securities. In determining the liquidity of the Active International Fund's investments, TT International may consider various factors, including the frequency of trades and quotations, the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market, the nature of the security, and the nature of the marketplace for trades. Investments currently considered by the Active International Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, certain over-the-counter options, and restricted securities (other than certain foreign securities, restricted securities pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")1 and commercial paper sold in reliance on Section 4(2) of the Securities Act). With respect to OTC options that the Active International Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Active International Fund may have to close out the option before expiration. The Active International Fund will treat as illiquid an amount of assets used to cover written OTC options, equal to the formula price at which the Active International Fund would have the absolute right to purchase the option less the amount by which the option is "in-the-money." The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. When no market quotations are available, illiquid investments are priced at fair value as determined in good faith by TT International under the supervision of the Board of Trustees. Disposing of these investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. If through a change in values, net assets, or other circumstances, the Active International Fund was in a position where more than 15% of its net assets were invested in illiquid securities, the Active International Fund would take appropriate steps to protect liquidity.

         RESTRICTED SECURITIES. The Active International Fund is permitted to invest in restricted securities. Restricted securities can generally be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act or in a registered public offering. Where registration is required, the Active International Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Active International Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Active International Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

         TEMPORARY INVESTMENTS. The temporary investments that the Active International Fund may make include:


         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Active International Fund. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

              The Active International Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation and (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation.

         (2) Commercial paper which at the time of purchase is rated in the highest rating category by a NRSRO or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement at time of purchase;

         (3) Short-term corporate obligations rated in the highest rating category by a NRSRO at time of purchase; and

         (4) U.S. Government obligations, including bills, notes and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue.
                            ------------------------


         The approval of a Fund and of the other investors in the Fund's corresponding Portfolio and the approval of shareholders of the such Fund are not required to change the investment objective or any of the investment policies discussed above, including those concerning security transactions.

         FUNDAMENTAL RESTRICTIONS. The Funds and Portfolios each have adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the applicable Fund or Portfolio, respectively, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund or the Portfolio, respectively, present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively, are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively (a "Majority Shareholder Vote"). The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         Neither the Europe Fund nor the Europe Portfolio may:

         (1) invest in physical commodities or contracts on physical commodities;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities that are secured by interests in real estate;

         (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

         (4) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer; provided, however, that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act;

         (5) with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any single issuer; provided, however, that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act;

         (6) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment), such borrowings not to exceed 33 1/3% of the Fund's or the Portfolio's, as applicable, total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

         (7) underwrite the securities of other issuers (except to the extent that the Fund or the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities); provided, however, that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act;

         (8) acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the Fund's or the Portfolio's, as applicable, total assets would be invested in securities of companies within such industry; provided, that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act; and

         (9)  issue any senior security (as that term is defined in the 1940
              Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.


         Neither the Active International Fund nor the EAFE Portfolio may:

         (1) invest in physical commodities or contracts on physical commodities;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities that are secured by interests in real estate;

         (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

         (4) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer; provided, however, that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act;

         (5) with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities); provided, however, that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act;

         (6) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund's or the Portfolio's, as applicable, total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

         (7) underwrite the securities of other issuers (except to the extent that the Fund or the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities); provided, however, that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act;

         (8) acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the Fund's or the Portfolio's, as applicable, total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; provided, further, that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act; and

         (9)  issue any senior security (as that term is defined in the 1940
              Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

         With respect to Fundamental Restriction (9) for each Fund and Portfolio above, "senior securities" include, with limited exceptions, any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits open-end investment companies, such as the Funds, from issuing senior securities, but provides exceptions to this prohibition and to the definition of senior security, including, but not limited to, exceptions for borrowings from banks and for temporary purposes if certain conditions are met.

         NON-FUNDAMENTAL RESTRICTIONS. The Funds and the Portfolios also are subject to the following restrictions, which are non-fundamental policies and may be changed by the appropriate Board of Trustees without shareholder or investor approval.

         As a matter of non-fundamental policy, the Europe Fund and the Europe Portfolio will not:

         (a) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities;

         (b)  sell securities short;

         (c) pledge, mortgage, or hypothecate any of its assets to an extent to secure borrowing greater than 33 1/3% of its total assets at fair market value;

         (d) invest in securities deemed to be illiquid, including securities which are not readily marketable, the disposition of which is restricted and repurchase agreements having maturities of more than seven days;

         (e) invest in private placements, including securities that are not registered under the Securities Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the Securities Act and commercial paper sold in reliance on
              Section 4(2) of the Securities Act;

         (f) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations; and except as may otherwise be permitted by the 1940 Act;

         (g) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;

         (h) invest in depositary receipts representing securities of U.S. issuers that trade on foreign exchanges;

         (i) at the time of investment, invest more than 7% of its total assets in the securities of any single issuer; provided, however, that the Europe Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act;

         (j) invest more than 10% of its total assets in the securities of any single issuer; provided, however, that the Europe Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act;

         (k) hold investments with an aggregate value of greater than 100% of account capital; and

         (l) invest less than 80% of its net assets (including borrowings, if any, for investment purposes) in securities of European issuers and other securities that are tied economically to Europe.

         As a matter of non-fundamental policy, the Active International Fund and the EAFE Portfolio will not:

         (a) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell securities short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions; transactions in futures contracts, options and options on futures are not deemed to constitute selling securities short;

         (b) pledge, mortgage, or hypothecate any of its assets to an extent to secure borrowing greater than 33 1/3% of its total assets at fair market value;

         (c) invest more than an aggregate of 15% of the net assets of the Active International Fund or the EAFE Portfolio, as applicable, in securities deemed to be illiquid, including securities which are not readily marketable, the disposition of which is restricted (excluding certain foreign securities, securities that are not registered under the Securities Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the Securities Act and commercial paper sold in reliance on
              Section 4(2) of the Securities Act), repurchase agreements having maturities of more than seven days and certain OTC options;

         (d) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations; and except as may otherwise be permitted by the 1940 Act;

         (e) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases; and

         (f) invest less than 80% of its net assets (including borrowings, if any, for investment purposes) in securities that are tied economically to Europe, Australasia or the Far East.

         PERCENTAGE RESTRICTIONS. With the exception of fundamental restriction
(6) for each Fund and Portfolio and non-fundamental restriction (j) for the Europe Fund and the Europe Portfolio, if a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by either Fund or Portfolio or a later change in the rating of a security held by either Fund or Portfolio will not be considered a violation of policy. If the value of the Active International Fund's or EAFE Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                      3. DETERMINATION OF NET ASSET VALUE;
             VALUATION OF PORTFOLIO SECURITIES; ADDITIONAL PURCHASE
                                   INFORMATION



                                 NET ASSET VALUE

         The net asset value of each share of each Class of each Fund is determined on each day during which the New York Stock Exchange (the "NYSE") is open for trading ("Business Day"). (As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). This determination of net asset value of shares of each Class of a Fund is made once during each such day as of the close of regular trading of the NYSE by dividing the value of the net assets (i.e., the value of its investment in its corresponding Portfolio and any other assets less its liabilities, including expenses payable or accrued) attributable to the Class by the number of shares of the Class outstanding at the time the determination is made. Purchases and redemptions will be effected at the price next determined following the receipt of any purchase or redemption order deemed to be in good order.

         The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as its corresponding Fund determines its net asset value per share. The net asset value of a Fund's investment in its corresponding Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Portfolio.

                                    VALUATION

         EQUITY SECURITIES. Equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are generally valued at the last quoted sale price on the primary exchange or market on which they are traded on the valuation date (or at approximately 4:00 p.m. eastern time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.

         DEBT SECURITIES. Debt securities are generally priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which is intended to approximate market value.

         OPTIONS, FUTURES AND FORWARDS. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

         CURRENCY CONVERSIONS. The prices for foreign securities not priced in U.S. dollars are reported in local currency and converted to U.S. dollars using currency exchange rates provided daily by recognized independent pricing agents pursuant to contracts with the Portfolios' administrator. Although the Funds value their assets in U.S. dollars on a daily basis, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis.

         USE OF THIRD PARTY PRICING AGENTS. Pursuant to contracts with the Funds' administrator, prices for most securities are provided daily by recognized independent pricing agents. The valuations provided by the independent, third-party pricing agents are reviewed daily by the administrator. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds' administrator seeks to obtain a bid price from at least one independent broker.

         FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available," or which cannot be valued using the methodologies described above, will generally be valued in accordance with the fair value procedures established by the Boards of Trustees of the Portfolio Trust. However, a security is not required to be fair valued if the aggregate impact to the Portfolio's net asset value would be less than $0.01 per share if all securities that would otherwise be required to be fair valued were assumed to be worthless in a hypothetical worst-case scenario. In such cases, the most recent available market value for such security may be used.

         For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Portfolio calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Portfolio calculates its net asset value if an event that could materially affect the value of those securities has occurred between the time of the security's last trade and the time that the Portfolio calculates its net asset value. If such an event occurs, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Portfolio Trust.

         The fair value procedures are principally implemented by the Valuation Committee of the Portfolio Trust. Generally, the fair value of a portfolio security shall be the amount that the Portfolio might reasonably expect to receive upon its current sale. Some of the information which the Valuation Committee may review when making a determination as to the fair value of a portfolio security includes: (i) the type of security or asset; (ii) the cost at date of purchase; (iii) the size of the Portfolio's holding; (iv) the last trade price; (v) fundamental analytical data relating to the investment in the security; (vi) the nature and duration of any restriction on the disposition of the security; (vii) the adviser's evaluation of the forces that influence the market in which the security is purchased and sold; (viii) the financial statements of the issuer; (ix) special reports prepared by analysts; (x) information as to any transactions or offers with respect to the security; (xi) existence of merger proposals or tender offers affecting the security; (xii) the price and extent of public trading in similar securities of the issuer or comparable companies and other relevant matters; (xiii) changes in interest rates; (xiv) observations from financial institutions; (xv) government (domestic or foreign) actions or pronouncements; (xvi) other news events; and (xvii) other possible methods of valuing portfolio securities.

                         ADDITIONAL PURCHASE INFORMATION

         A Fund may authorize certain third party providers to accept on its behalf purchase and redemption orders and may authorize these third parties to designate intermediaries to accept such orders. A Fund will be deemed to have received such an order when an authorized third party provider or its designee accepts the order.

         Orders will be priced at the net asset value of the applicable share Class of a Fund next computed after they are accepted by the transfer agent of the Fund or an authorized third party provider or designee. Investors may be charged a fee if they effect transactions in Fund shares through a broker, agent or other third party provider.

         Each Fund offers Institutional Class, Class 1, Class 2 and Class 3 shares. Each Class of shares of a Fund represents an interest in the same portfolio of investments. Each Class is identical in all respects except that the minimum investment amounts and minimum account balances may be different and that each Class bears its own distribution and service fees if applicable. Each Class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. Each Class will bear other fees and expenses proportionately based on the relative net assets of the Classes. As a result of the differences in the expenses borne by each Class of shares, net income per share and dividends per share will vary for each Class of shares. There are no conversion, preemptive or other subscription rights.


                        4. PORTFOLIO HOLDINGS DISCLOSURE

         The Boards of Trustees of the Funds and the Portfolios have adopted a policy governing disclosure of the Portfolios' and the Funds' portfolio holdings (the "Portfolio Holdings Disclosure Policy" or the "Policy"). Non-public information about the portfolio holdings of the Funds and the Portfolios cannot be shared with financial consultants, investors and potential investors (whether individual or institutional), or other third parties except in accordance with the Policy. The Policy allows the Funds and the Portfolios to disclose to third parties non-public information on their securities positions only as follows:

                  (a) The top ten securities of a Fund or a Portfolio, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure of this information via the Funds' website at least one day prior to the release.

                  (b) A Fund's or a Portfolio's (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings, and
                       (iii) performance attribution may be released at any time with public disclosure of this information via the Funds' website at least one day prior to the release.

                  (c) A list of securities (that may include Fund or Portfolio holdings together with other securities) being researched by the Funds' and the Portfolios' investment advisor

                       (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

                  (d) A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

         2. The Funds and Portfolios may release non-public portfolio holdings information to their custodian, administrator, transfer agent, distributor, sub-custodian, auditors, or legal counsel or to a proxy voting provider, rating agency, or other vendor or service provider as may be necessary or convenient for these parties to provide services to the Funds and/or Portfolios, subject to contractual, legal or other confidentiality restrictions prohibiting the recipient from sharing such non-public information with an unauthorized source or trading (including such recipient's employees) upon the information so provided.

         3. The Funds and Portfolios may release non-public information on their securities holdings to any party to the extent required by laws, regulations, exchange rules, self-regulatory organization rules, or court or governmental orders that apply to the Funds, the Portfolios or their respective service providers, including the rules of the SEC and the U.K. Financial Services Authority. Prompt notice of any such release shall be provided to the Funds' and Portfolios' Chief Compliance Officer.

         4. The Funds and Portfolios may release non-public information on their securities holdings to such other parties and on such other bases as may be approved by both the President and the Chief Compliance Officer of the Funds and Portfolios, provided
                  (a) the Boards of Trustees of the Funds and Portfolios are notified of the disclosure at their next regularly scheduled meetings; (b) the Funds, Portfolios or their service providers have legitimate business purposes for these disclosures; (c) the recipients are subject to a duty of confidentiality, including a duty not to trade, relating to the non-public information released; and (d) no payment is made to any service provider of the Funds in consideration of the release.

         The Portfolio Holdings Disclosure Policy is binding upon the officers of the Funds and Portfolios and each of the Funds' and Portfolios' third party service providers, including the investment advisor, the custodian, the transfer agent, and the auditors. The Policy does not require disclosure of information on portfolio holdings and does not limit any disclosures of information on portfolio holdings that has been or is concurrently being disclosed in a publicly available filing with the SEC. The Policy does not restrict the disclosure of portfolio holdings of separate accounts or investment funds (other than the Funds and Portfolios) managed by TT International. Compliance with the Portfolio Holdings Disclosure Policy is monitored by the Chief Compliance Officer of the Fund, and the Portfolios.

                  5. MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS


         The management and affairs of each Fund is supervised by the Trustees of the Trust under the laws of the Commonwealth of Massachusetts. The management and affairs of each Portfolio is supervised by the Trustees of the Portfolio Trust under the laws of the Commonwealth of Massachusetts.

         The Trustees and officers of the Trust and the Portfolio Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period) and other directorships they hold, and the number of investment companies managed by TT International that they oversee are set forth below. Unless otherwise indicated below, correspondence for each Trustee and officer may be addressed to One Freedom Valley Drive, Oaks, PA 19456. Each Trustee and officer holds office until that individual resigns, retires or is otherwise removed or replaced.

                  TRUSTEES OF THE TRUST AND THE PORTFOLIO TRUST


 NON-INTERESTED TRUSTEES (1)

------------------------------------------------------------------------------------------------------------------------------------
 NAME AND AGE     POSITION(S)       TERM OF        NUMBER OF              PRINCIPAL OCCUPATION(S)
                  HELD WITH THE     OFFICE AND     PORTFOLIOS IN FUND     DURING PAST 5 YEARS; OTHER
                  TRUSTS            LENGTH OF      COMPLEX OVERSEEN       DIRECTORSHIPS HELD BY TRUSTEE
                                    TIME SERVED    BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  John A.         Trustee of the   Since           TT International       Retired (since December 1999); Senior Vice President and
  Benning         Trust and the    August 2000     U.S.A. Master &        General Counsel, Liberty Financial Companies, Inc.
  Age: 70         Portfolio                        Feeder Trusts: 4       (financial services) (1994-1999).
                  Trust                            Portfolios

                                                                          Trustee, Liberty All-Star Equity Fund (one mutual fund)
                                                                          (since October 2002); Director, Liberty All-Star Growth
                                                                          Fund, Inc. (one mutual fund) (since October 2002); General
                                                                          Partner, Mad River Green Partners (real estate) (since
                                                                          1972).
------------------------------------------------------------------------------------------------------------------------------------
  Peter O. Brown  Trustee of the   Since           TT International       Counsel, Harter, Secrest & Emery LLP (law
  Age: 64          Trust and the   August 2000     U.S.A. Master &        firm) (since 2001); Partner, Harter, Secrest
                   Portfolio                       Feeder Trusts: 4       & Emery LLP (from 1998-2000).
                   Trust                           Portfolios
                                                                          Trustee, CGM Trust (three mutual funds) and CGM Capital
                                                                          Development Fund (one mutual fund) (since June 1993).
------------------------------------------------------------------------------------------------------------------------------------
  Robert W. Uek   Trustee of the   Since           TT International       Self-Employed Consultant (since 1999);
  Age: 63          Trust and the   August 2000     U.S.A. Master &        Partner, PricewaterhouseCoopers LLP
                   Portfolio                       Feeder Trusts: 4       (accounting firm) (1998 to June 1999).
                   Trust                           Portfolios
                                                                          Trustee, Hillview Investment Trust II (three mutual funds)
                                                                          (since September 2000).

------------------------------------------------------------------------------------------------------------------------------------

(1) Non-Interested Trustees are those Trustees who are not "interested persons" of the Trust or the Portfolio Trust as defined in the 1940 Act.

                         TRUSTEE OF THE PORTFOLIO TRUST


 INTERESTED TRUSTEE (1)

------------------------------------------------------------------------------------------------------------------------------------
 NAME AND AGE     POSITION(S)       TERM OF        NUMBER OF              PRINCIPAL OCCUPATION(S)
                  HELD WITH THE     OFFICE AND     PORTFOLIOS IN FUND     DURING PAST 5 YEARS; OTHER
                  TRUSTS            LENGTH OF      COMPLEX OVERSEEN       DIRECTORSHIPS HELD BY TRUSTEE
                                    TIME SERVED    BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Jacqui          Trustee of       Since June      TT International       CCO and Operations Manager, Luther King
  Brownfield (2)  the              2003            U.S.A. Master          Capital Management (since 1987).
  Age: 44         Portfolio                        Trust: 2 Portfolios
                  Trust                            LKCM International
                                                   Fund:  1 Portfolio
------------------------------------------------------------------------------------------------------------------------------------

(1) Interested Trustees are those Trustees who are "interested persons" of the Trust or the Portfolio Trust as defined in the 1940 Act.

(2) Ms. Brownfield is deemed to be an "interested" Trustee of the Portfolio Trust because of her affiliation with (i) LKCM International Fund, an investment company which invests all of its investable assets in EAFE Portfolio, a series of the Portfolio Trust and (ii) Luther King Capital Management, the investment adviser to the LKCM International Fund.

                  OFFICERS OF THE TRUST AND THE PORTFOLIO TRUST

------------------------------------------------------------------------------------------------------------------------------------
 NAME AND AGE     POSITION(S)       TERM OF             PRINCIPAL OCCUPATION(S)
                  HELD WITH THE     OFFICE AND          DURING PAST 5 YEARS; OTHER
                  TRUSTS            LENGTH OF           DIRECTORSHIPS HELD BY TRUSTEE
                                    TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------

  David J.S.      President        Since August         Managing Partner, TT International (since September 1998); Director,
  Burnett(1)                          2000              Brunswick UBS Warburg Ltd. (investment banking) (May 1998 to August 1998);
  Age: 47                                               Director, Dalgland Nominees (PM) Ltd. (nominee company).

                  Trustee          From August          Director, TJA Inc. (investment company) (since November 2002); Chairman, TT
                                   2000                 International Bermuda Ltd. (since November 2001); Director; TT International
                                   to September 2003    Funds PLC (investment management) (since August 2001); Director, TT
                                                        International Advisors Inc. (investment marketing) (since March 2001);
                                                        Director, TT Crosby Limited (property lease holding company) (since January
                                                        1999); Director, TT Long/Short Japan Fund Limited (private investment fund) (since October 2003); Director, TT Long/Short Japan Alpha Fund Limited
                                                        (private investment fund) (since October 2003); Director, TT Asia Pacific
                                                        Alpha Fund Limited (private investment fund) (since March 2004); and
                                                        Director, TT Asia Pacific Fund Limited (private investment fund) (since
                                                        March 2004); Director, TT Long/Short Europe Alpha Fund Limited (private investment fund) (since April 2004); Director, TT Long/Short Europe Fund
                                                        Limited (private investment fund) (since April 2004); Director, TT
                                                        Event-Driven Alpha Fund Limited (private investment fund) (since April
                                                        2004); and Director, TT Event Driven Fund Limited (private investment fund)
                                                        (since April 2004); Director, TT  Mid-Cap Europe Long/Short Alpha Fund
                                                        Limited (private investment fund) (since July 2004); and Director, TT
                                                        Mid-Cap Europe Long/Short Fund Limited (private investment fund) (since
                                                        July 2004);



------------------------------------------------------------------------------------------------------------------------------------
 NAME AND AGE     POSITION(S)       TERM OF             PRINCIPAL OCCUPATION(S)
                  HELD WITH THE     OFFICE AND          DURING PAST 5 YEARS; OTHER
                  TRUSTS            LENGTH OF           DIRECTORSHIPS HELD BY TRUSTEE
                                    TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------

 S. Austin        Chief             Since October       Partner, Head of Compliance & Legal, TT International (since January 2001);
 Allison (1)      Compliance        2004                Chief Compliance Officer, TT Mutual Funds (since October 2004);
 Age: 57          Officer                               Head of Compliance and Legal, TT International (June 2000 to
                                                        December 2000); Director, TT International Advisors Inc. (investment
                  Secretary,        Since August 2000   marketing) (since March 2001); Director, TT International Funds PLC
                                                        Compliance (since August 2001); Director, TT International
                  AML                                   (Bermuda) Limited (since November 2001); Director, TJA Inc.
                  Compliance                            (investment company) (since November 2002); Director, TT  Crosby Limited
                  Officer, Chief                        (property lease holding company) (since November 2002); Director, Legal &
                  Legal Officer                         Compliance, Westdeutsche Landesbank Group (banking, financial services)
                                                        (January 1997 to June 2000).
------------------------------------------------------------------------------------------------------------------------------------
 Graham Barr (1)  Treasurer         Since August 2000   Financial Controller, TT International (since June 1998); former Company
 Age: 39                                               Secretary, TT Crosby Ltd. (property lease holding company) (from November
                                                        1999 to November 2002).
------------------------------------------------------------------------------------------------------------------------------------
 Jennifer         Assistant         Since November      Director, SEI Global Funds Services (since 1999); Audit Manager, Ernst &
 Spratley         Treasurer         2004                Young LLP, 1991-1999.
------------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Barto Assistant         Since September     Employed by SEI Investments since October 1999.  General Counsel, Vice
                  Secretary         2004                President and Assistant Secretary of SEI Investments Global Fund Services
                                                        (since December 1999); Assistant Secretary of SEI Investments Distribution
                                                        Co. (since December 1999); Associate at Dechert Price & Roads (1997-1999);
                                                        Associate at Richter, Miller & Finn (1994-1997).
------------------------------------------------------------------------------------------------------------------------------------

(1) The address of Messrs. Burnett, Allison and Barr is Martin House, 5 Martin Lane, London, England EC4R 0DP.

         The Trust and Portfolio Trust each has a standing Trustees Committee. The members of the Trustees Committees are Mr. Benning, Mr. Brown and Mr. Uek, the Non-Interested Trustees of the Trust and the Portfolio Trust. The responsibilities of the Committees are to:

         (1) perform the specific tasks assigned to Non-Interested Trustees pursuant to the 1940 Act, including annual consideration of the investment management contracts and service plans with respect to each of the series of the Trusts;

         (2)  nominate Non-Interested Trustees of the Trusts;

         (3) oversee the accounting and financial reporting processes of the Funds and the Portfolios and their internal controls over financial reporting, and as the Committees deem appropriate, inquire into the internal control over financial reporting of the service providers to the Funds and the Portfolios;

         (4) oversee the quality and integrity of financial statements of the Funds and the Portfolios and the independent audit thereof;

         (5) pre-approve the engagement of the independent accountants for the Funds and the Portfolios and, in connection therewith, to review and evaluate the qualifications, independence and performance of the independent accountants and approve audit and non-audit services to be provided by the independent accountants to the Funds and the Portfolios and certain other affiliated parties;

         (6) act as a liaison between the independent accountants and the Boards of Trustees;

         (7) review on a periodic basis the governance structures and procedures of the series of the Trusts;

         (8) review proposed resolutions of conflicts of interest that may arise in the business of the series of the Trusts, and may have an impact on the investors in those series;

         (9) review and consider matters that are reported to the Committees under the Sarbanes Oxley Code of Ethics of the Trusts;


         (10) review matters that are referred to the Committees by the chief legal officer or other counsel to the Trusts pursuant to the SEC Standards of Professional Conduct for Attorneys; and

         (11) meet no less frequently than annually with the Chief Compliance Officer of the Trusts pursuant to Rule 38a-1 of the 1940 Act and consider any compliance matters referred to the Committees by the Chief Compliance Officer of the Trusts;

         (12) review and consider the appointment and compensation of the Chief Compliance Officer of the Trusts and any proposal to remove the Chief Compliance Officer of the Trusts; and

         (13) provide general oversight of the series of the Trusts on behalf of investors.

During the fiscal year ended December 31, 2004 the Trustees Committee of the Trust and the Portfolio Trust met six times. The Trustees Committees do not have a procedure to consider nominees for the position of Trustee recommended by investors.

         The Portfolio Trust has a standing Valuation Committee. The members of the Valuation Committee are the Treasurer, the Assistant Treasurer and Mr. Benning, Mr. Brown and Mr. Uek, the Non-Interested Trustees of the Portfolio Trust. Each of the Treasurer and the Assistant Treasurer may also appoint up to three alternate members of the Valuation Committee. The Committee is responsible for performing the functions assigned to the Committee in the Pricing and Valuation Procedures and Fair Value Procedures of the Portfolio Trust. In addition, the Valuation Committee has the authority to take any other action that the Committee determines to be necessary or convenient in connection with properly determining the value of the assets of the Portfolio Trust. The Valuation Committee met three times during the fiscal year ended December 31, 2004.

         The following table shows the Trustees' ownership of each Fund and in all series of the Trust and the Portfolio Trust overseen by the Trustees, as of December 31, 2004.


  NAME OF TRUSTEE          DOLLAR RANGE OF EQUITY      DOLLAR RANGE OF EQUITY        AGGREGATE DOLLAR RANGE OF
                           SECURITIES IN THE EUROPE    SECURITIES IN THE ACTIVE      EQUITY SECURITIES IN ALL
                           FUND                        INTERNATIONAL FUND            SERIES OF THE TRUST AND THE
                                                                                     PORTFOLIO TRUST (REGISTERED
                                                                                     INVESTMENT COMPANIES)

  INTERESTED TRUSTEE
  Jacqui Brownfield                 None                      None                       $10,001-$50,000

  NON-INTERESTED TRUSTEES
  John A. Benning                   None                 $10,001-$50,000                $10,001-$50,000
  Peter O. Brown              $10,001-$50,000            $10,001-$50,000                $10,001-$50,000
  Robert W. Uek                     None                 $10,001-$50,000                $10,001-$50,000

         As of December 31, 2004, none of the Non-Interested Trustees (or their immediate family members) held an ownership interest in TT International or the Distributor.

         The compensation paid to each Trustee by each Fund and the aggregate compensation paid to each Trustee by the Fund Complex for the fiscal year ended December 31, 2004 is set forth below. The Trustees may hold various other directorships unrelated to the Trust or Portfolio Trust.


                                                                PENSION OR
                                               AGGREGATE       RETIREMENT
                                             COMPENSATION   BENEFITS ACCRUED                             TOTAL
                             AGGREGATE      FROM THE ACTIVE  AS PART OF THE                       COMPENSATION FROM
                        COMPENSATION FROM    INTERNATIONAL    FUND EXPENSES    ESTIMATED ANNUAL   THE FUNDS AND THE
                         THE EUROPE FUND*        FUND*                          BENEFITS UPON       FUND COMPLEX**
                                                                                  RETIREMENT
 INTERESTED TRUSTEE:
 Jacqui Brownfield*            N/A               N/A              None              None               None
 NON-INTERESTED
TRUSTEES:
 John A. Benning             $5,000             $5,000            None              None              $20,000
 Peter O. Brown              $5,000             $5,000            None              None              $20,000
 Robert W. Uek               $5,000             $5,000            None              None              $20,000

------------------------------
*   Ms. Brownfield is only a Trustee of the Portfolio Trust.

** The Fund Complex consists of the Funds and the Portfolios.

         Any conflict of interest between the Funds and the Portfolios will be resolved by the Trustees in accordance with their fiduciary obligations and in accordance with the 1940 Act. The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers (the "Indemnified Parties") against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that the Indemnified Parties engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Non-Interested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


CONTROL PERSONS

         The following shareholder had beneficial ownership of 25% or more of the Europe Fund's outstanding voting securities on February 18, 2005:

      NAME AND ADDRESS                          PERCENTAGE OF OUTSTANDING SHARES
      TT International Investment Management                  73.44%
      Martin House
      5 Martin Lane
      London, England


         A shareholder that is the beneficial owner of 25% or more of a Fund's voting securities is deemed to control the Fund with respect to matters submitted to a vote of shareholders.


PRINCIPAL HOLDERS

         As of February 18, 2005, the following shareholders owned of record 5% or more of the outstanding voting securities of applicable Class shares of a
Fund:


FUND                             CLASS           NAME AND ADDRESS                             PERCENTAGE OF
                                                                                              OUTSTANDING SHARES
EUROPE FUND                      Institutional   TT International Investment Management            100%
                                                 Martin House
                                                 5 Martin Lane
                                                 London, England


                                 Class 1         Charles Schwab-Co Special Custody Account         100%
                                                 FBO of Customers
                                                 Attn Mutual Funds
                                                 101 Montgomery Street
                                                 San Francisco, CA 94104

ACTIVE INTERNATIONAL FUND        Institutional   National Financial Services LLC                 93.44%
                                                 For the Exclusive Benefit of Customers
                                                 Attn Mutual Funds Department
                                                 200 Liberty Street
                                                 One World Financial Center  5th Floor
                                                 New York, NY 10281

                                 Institutional   Wilmington Friends School                        5.21%
                                                 101 School Road
                                                 Wilmington, DE 19803

                                 Class 1         Charles Schwab-Co Special Custody Account       99.26%
                                                 FBO of Customers
                                                 Attn Mutual Funds
                                                 101 Montgomery Street
                                                 San Francisco, CA 94104

         As of February 11, 2005, Class 2 shares and Class 3 shares of each Fund were not outstanding.


MANAGEMENT OWNERSHIP

         As of A February 18, 2005, all Trustees and officers as a group owned 3.64% of the Europe Fund's outstanding voting securities (through Mr. Burnett and Mr. Allison's partnership interests in the Manager).

         As of February 18, 2005, all of the Trustees and officers as a group owned less than 1% of the Active International Fund's outstanding voting securities.


                                     MANAGER

         TT International serves as the investment manager of each Portfolio and each Fund pursuant to separate management agreements (each, a "Management Agreement" and, collectively, the "Management Agreements"). Mr. Timothy A. Tacchi owns a controlling interest in TT International. Subject to policies as the Board of Trustees of the Portfolio Trust may determine, TT International manages the securities of each Portfolio and makes investment decisions for each Portfolio. The Management Agreements with the Portfolio Trust provide that TT International may delegate the daily management of the securities of a Portfolio to one or more subadvisers. TT International furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Portfolio's investments and effecting securities transactions for a Portfolio. Unless otherwise terminated, each Management Agreement with the Portfolio Trust will continue in effect as long as such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust or by a vote of a majority of the outstanding voting securities of the Portfolio to which it relates, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement. Unless otherwise terminated, each Management Agreement with the Trust will continue in effect as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund to which it relates, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

         Each Management Agreement provides that TT International may provide services to others. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio Trust or the Trust, as the case may be, when authorized either by a vote of a majority of the outstanding voting securities of the applicable Portfolio or Fund or by a vote of a majority of the Board of Trustees of the Portfolio Trust or the Trust, or by TT International on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. each Management Agreement with the Portfolio Trust provides that neither TT International nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its or their obligations and duties under such Management Agreement. Each Management Agreement with the Trust provides that neither TT International nor its personnel shall be liable for any error of judgment or mistake of law or for any omission in the administration or management of the Trust or the performance of its duties under such Management Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its or their obligations and duties under such Management Agreement.

         In approving the Management Agreements with respect to the Funds and the Portfolios for the period from October 2, 2004 to October 1, 2005, the Trustees reviewed (a) information provided by the Manager regarding the nature and quality of the services being rendered, performance of the Funds and the Portfolios, the fees being paid to the Manager and related benefits to the Manager, and (b) a report prepared by Lipper Inc. comparing the Funds' and Portfolios' management fees, operating expenses and total return performance to other mutual funds in the Funds' peer groups (clause (a) and (b) collectively, the "Rule 15(c) Materials") and considered the following factors:

         (1) The Trustees considered the nature, extent, quality and scope of the investment advisory services provided by the Manager to the Funds and the Portfolios. The Trustees reviewed information included in the Rule 15(c) Materials concerning the experience, education, background and qualifications of the Manager's investment management team that advises the Funds and Portfolios. The Trustees agreed that the quality of the Manager's professional team working on the Funds and Portfolios was very high. They also noted that certain partners and employees of the Manager were acknowledged as leading industry figures. The Trustees agreed that the Funds and Portfolios benefited from the industry experience provided by the Manager's employees.

         (2) The Trustees considered the investment performance of the Funds and the Portfolios. The Trustees compared the performance of the Funds and the Portfolios with market indices including the performance of other mutual funds pursuing comparable investment strategies. They noted that (i) TT Europe Mutual Fund outperformed the MSCI Europe Index for both the year ended December 31, 2003 and the first quarter of 2004 although performance was weaker in the second quarter of 2004, and (ii) while the TT Active International Mutual Fund outperformed the MSCI EAFE Index during the first two quarters of 2004 it had more recently underperformed the Index. The Trustees agreed that in large measure this performance reflected the focus of the Manager on long-term performance instead of pursuing short-term market movements and that while in some years this long-term focus might cause the Funds and/or the Portfolios to lag some other mutual funds with a more short-term focus, over the longer haul the Manager's approach had proven its value. In considering the Funds' and the Portfolios' performance, the Trustees took note of the difficult market climate in recent years and recent levels of subscriptions for, and redemptions of, Fund shares.

         The Trustees compared the performance of the Funds with the performance of other clients of the Manager, including the Manager's private accounts, by reviewing the comparison data included in the Rule 15(c) Materials. For the year ended December 31, 2003, TT Active International Mutual Fund outperformed the composite of the Manager's separate EAFE accounts and slightly underperformed the privately offered EAFE business trust advised by the Manager. For the first quarter of 2004 TT Active International Mutual Fund outperformed both the composite of EAFE seperate accounts and the EAFE business trust. The TT Europe Mutual Fund underperformed the Manager's one separate account with a Europe strategy for the year ended December 31, 2003. For the first quarter of 2004 TT Europe Mutual Fund outperformed the Manager's one separate account with a Europe strategy.

         The Trustees concluded that, while there had been some periods of weaker performance, the long-term track record of the Manager and the overall performance of the Funds and the Portfolios merited confidence.

         (3) The Trustees reviewed the costs of the services provided and profits realized by the Manager from the relationship with the Funds and Portfolios. The Trustees analyzed the levels of advisory fees borne by the Funds and the Portfolios and compared them with those of other accounts advised by the Manager and those of comparable mutual funds. The Trustees noted that the advisory fees for separate accounts advised by the Manager were generally lower than the advisory fees paid by the Funds and Portfolios and that the private funds advised by the Manager have management fees that are either equal to or greater than those of the Funds and the Portfolios. The Trustees reviewed Lipper reports comparing the management fees paid by the Funds and the Portfolios to those of other comparable mutual funds. They noted that while the contractual advisory fee for the TT Europe Fund was above the median advisory fee of mutual funds included in the Lipper comparison, the contractual advisory fee of the TT Active International Fund was below that median. The Trustees concluded that the actual advisory fees for the Funds were significantly below the median advisory fee of the mutual funds included in the Lipper comparison as a result of the expense cap agreements for the Funds, which limit the overall expenses of the Funds.

         The Trustees reviewed the levels of total expenses borne by the Funds and the Portfolios and compared them with those of other mutual funds. The Trustees noted that the overall expense ratios of the Funds were below the median and average expense ratios of other mutual funds included in the respective Lipper categories and concluded that the overall expenses of the Funds were reasonable.

         The Trustees noted the undertakings of the Manager to limit the expenses of the Funds, which had resulted in significant payments from the Manager to the Funds. As a result the Manager had not made a profit on its dealings with the Funds and the Portfolios.

         Based upon these discussions, the Trustees concluded that the advisory fees paid by the Funds and the Portfolios are reasonable in view of the advisory fees charged to other clients of the Manager, the advisory fees paid by comparable mutual funds and the Manager's undertaking to cap the overall expense levels of the Funds.

         (4) In view of the relatively small size of the Funds and the Portfolios, the Trustees determined that it was not necessary to consider whether advisory fee levels should be adjusted to reflect economies of scale arising from growth in the Funds and the Portfolios. It was agreed that, if in the future the Funds and the Portfolios grow, the Trustees would reconsider this matter.

         The Trustees decision to continue the Management Agreements for the period from October 2, 2004 to October 1, 2005 was based upon the following key factors: (a) the performance of the Funds and the Portfolios both during the year ended December 31, 2003 and the performance over the long-term; (b) the high quality of the investment advisory services provided by the Manager to the Funds and Portfolios; (c) the caliber of the Manager's professional personnel involved in providing investment advisory services to the Funds and Portfolios;
(d) the amount of advisory fees paid by the Funds and Portfolios in view of the factors referred to in clauses (a) and (b); (e) the overall expense levels of the Funds and Portfolios both in absolute terms and in comparison with those of other mutual funds; and (f) the Manager's consistent record of compliance with United Kingdom and U.S. securities laws.

EUROPE FUND MANAGEMENT FEES


         For its services under the Management Agreement with respect to the Europe Fund, TT International is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to the lesser of (i) 1.50% of the Europe Fund's average daily net assets for the Fund's then-current fiscal year or (ii) the difference between 1.50% of the Europe Fund's average daily net assets for the Fund's then-current fiscal year and the aggregate investment management fees allocated to the Fund for the Fund's then-current fiscal year from the Portfolio. This fee is higher than the management fee paid by most mutual funds.

         For its services under the Management Agreement with respect to the Europe Portfolio, TT International is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.

         TT International may reimburse the Europe Fund or Europe Portfolio or waive all or a portion of their management fees. TT International has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Europe Fund's expenses will not exceed, on a per annum basis, 1.00% of its average daily net assets for Institutional Class shares, 1.25% of its average daily net assets for Class 1 shares, 1.75% of its average daily net assets for Class 2 shares and 2.00% of its average daily net assets for Class 3 shares. Absent an earlier modification approved by the Trustees, this limitation will be in effect until October 1, 2015.


         For the period from January 1, 2004 to December 31, 2004, before any waivers or reimbursements, the fees payable to TT International under the Management Agreement with respect to the Europe Fund and allocated to the Europe Fund from the Europe Portfolio were $1,949. Of that amount, $1,299 represented fees payable by the Europe Fund, and $650 represented fees allocated to the Europe Fund from the Europe Portfolio. After waivers and reimbursements, the Europe Fund did not pay a management fee.


         For the period from January 1, 2003 to December 31, 2003, before any waivers or reimbursements, the fees payable to TT International under the Management Agreement with respect to the Europe Fund and allocated to the Europe Fund from the Europe Portfolio were $1,237. Of that amount, $871 represented fees payable by the Europe Fund, and $366 represented fees allocated to the Europe Fund from the Europe Portfolio. After waivers and reimbursements, the Europe Fund did not pay a management fee.

         For the period from January 1, 2002 to December 31, 2002, before any waivers or reimbursements, the fees payable to TT International under the Management Agreements with respect to the Europe Fund and the Europe Portfolio were $941. Of that amount, $562 represented fees payable by the Europe Fund, and $379 represented fees allocated to the Europe Fund from the Europe Portfolio. After waivers and reimbursements, the Europe Fund did not pay a management fee.


ACTIVE INTERNATIONAL FUND MANAGEMENT FEES

         For its services under the Management Agreement with respect to Active International Fund, TT International is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to the lesser of (i) 0.80% of the Active International Fund's average daily net assets for the Fund's then current fiscal year or (ii) the difference between 0.80% of the Active International Fund's average daily net assets for the Fund's then-current fiscal year and the aggregate investment management fees allocated to the Active International Fund for the Fund's then-current fiscal year from the EAFE Portfolio.

         For its services under the Management Agreement with respect to the EAFE Portfolio, TT International is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.

         TT International may reimburse the Active International Fund or EAFE Portfolio or waive all or a portion of its management fees. Until October 1, 2006 TT International has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Active International Fund's expenses will not exceed, on a per annum basis, 1.00% of its average daily net assets for Institutional Class shares, 1.25% of its average daily net assets for Class 1 shares, 1.75% of its average daily net assets for Class 2 shares and 2.00% of its average daily net assets for Class 3 shares.

         For the period from January 1, 2004 to December 31, 2004, before any waivers or reimbursements, the fees payable to TT International under the Management Agreement with respect to the Active International Fund and allocated to the Active International Fund from the EAFE Portfolio were $469,941. Of that amount, $176,186 represented fees payable by the Active International Fund, and $293,755 represented fees allocated to the Active International Fund from the EAFE Portfolio. After waivers and reimbursements, the Active International Fund did not pay a management fee.


         For the period from January 1, 2003 to December 31, 2003, before any waivers or reimbursements, the fees payable to TT International under the Management Agreement with respect to the Active International Fund and allocated to the Active International Fund from the EAFE Portfolio were $327,204. Of that amount, $122,591 represented fees payable by the Active International Fund, and $204,613 represented fees allocated to the Active International Fund from the EAFE Portfolio. After waivers and reimbursements, the Active International Fund did not pay a management fee.

         For the period from January 1, 2002 to December 31, 2002, before any waivers or reimbursements, the fees payable to TT International under the Management Agreement with respect to the Active International Fund and allocated to the Active International Fund from the EAFE Portfolio were $403,480. Of that amount, $151,004 represented fees payable by the Active International Fund, and $252,476 represented fees allocated to the Active International Fund from the EAFE Portfolio. After waivers and reimbursements, TT International received $211,165 in management fees with respect to the Active International Fund and the EAFE Portfolio.


PORTFOLIO MANAGERS

         Dean Smith is the portfolio manager of the Europe Fund and is primarily responsible for the day-to-day management of the Europe Fund. The Active International Fund uses a team of portfolio managers who are primarily responsible for the day-to-day management of the Fund. The Active International Fund portfolio management team includes Tim Tacchi, Patrick Deane, Peter Robson, and Jonathan Bolton.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The following tables identify, for each portfolio manager listed above, as of January 31, 2005, the number of accounts (excluding the Fund and Portfolio which he or she manages) for which he or she has day-to-day management responsibilities, and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. In addition, the table identifies the number of accounts that are assessed a performance based fee, together with the total assets in such accounts.

EUROPE FUND

Portfolio Manager       U.S. and Non-U.S.        Other Pooled          Other Accounts     Other Accounts that are
                          Registered         Investment Vehicles                                Assessed a
                       Investment Companies    ("Other Pooled                             Performance-Based Fee
                          ("RICs")               Vehicles")

Dean Smith                None                   2 Other Pooled         13 Other Accounts    2 Other Accounts
                                                Vehicles with          with $2,632,200,000   that are Assessed a
                                                $44,000,000 in total   in total assets       Performance Fee with
                                                assets under           under management      $1,216,200,000 in
                                                management                                   total assets under
                                                                                             management

Active International Fund

Portfolio Manager(s)      U.S. and Non-U.S.         Other Pooled         Other Accounts       Other Accounts that
                           Registered         Investment Vehicles                           Asses are Assessed a
                       Investment Companies       ("Other Pooled                               Performance Fee
                           ("RICs")               Vehicles")

Tim Tacchi                None                   2 Other Pooled          28 Other Accounts   5 Other Accounts
Patrick Deane                                   Vehicles with           with                 that are Assessed a
Peter Robson                                    $691,700,000 in total   $5,389,800,000 in    Performance Fee with
Jonathan Bolton (1)                             assets under            total assets under   $1,017,400,000 in
                                                management              management           total assets under
                                                                                             management
Patrick Deane (2)         1 RIC with             None other than         None other than      None other than those
                         $49,600,000 in total   those listed in row 1   those listed in      listed in row 1 of this
                         assets under           of this table           row 1 of this table  table
                         management

Peter Robson (3)          None                   N/A                    1 Other Account      None
                                                                        with $93,100,000
                                                                        in total assets
                                                                        under management
                                                                        in addition to the
                                                                        other accounts l
                                                                        listed in row 1 of
                                                                        this table

(1) This row provides information with respect to other U.S. and Non-U.S. registered investment companies, other pooled investment vehicles and other accounts that are team managed by Tim Tacchi, Patrick Deane, Peter Robson and Jonathan Bolton (the "Active International Portfolio Management Team").

(2) This row provides information with respect to other U.S. and Non-U.S. registered investment companies, other pooled investment vehicles and other accounts managed by Patrick Deane apart from the Active International Portfolio Management Team.

(2) This row provides information with respect to other U.S. and Non-U.S. registered investment companies, other pooled investment vehicles and other accounts managed by Peter Robson apart from the Active International Portfolio Management Team.

Portfolio Manager Compensation
Each portfolio manager listed above is a partner of the Manager and shares directly in the profits and losses of the Manager in accordance with his ownership of the Manager.

MATERIAL CONFLICTS OF INTEREST

         Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above. These potential conflicts include:

         ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

         ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may need to be divided among those funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

         PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

         SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

         VARIATION IN COMPENSATION. A conflict of interest may arise where the management fee structure differs among funds and/or accounts, such as where certain funds or accounts pay higher management fees or performance-based management fees. When a portfolio manager shares in the profits and losses of an investment adviser (as is the case for each portfolio manager listed above), the portfolio manager might be motivated to devote move attention to, or otherwise favor, more profitable funds and/or accounts.

         PRORIETARY INVESTMENTS. The Manager and several of its partners, including the portfolio managers, have substantial personal or properietary investmnets in some of the pooled investment vehicles managed by the Manager. A portfolio manager might be motivated to favor funds and/or accounts in which he or she, or his or her colleaques, has an interest or in which the investment advisor and/or its affiliates have interests.

         OTHER FACTORS. Several other factors, including the desire to maintain or increase assets under the Manager's management or to enhance the portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to some funds and/or accounts.

         The Manager and the Portfolios and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Manager and the individuals that it employs. For example, each portfolio manager is subject to the Manager's personal account dealing policy as well as its stock allocation policy. The Manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Manager and the Portfolios and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

PORTFOLIO MANAGER SECURITY OWNERSHIP

         The following table shows each portfolio manager's ownership of securities of the Fund he or she manages as of December 31, 2004.

NAME OF PORTFOLIO MANAGER   DOLLAR RANGE OF EQUITY SECURITIES IN THE EUROPE FUND
  Dean Smith                None

NAME OF PORTFOLIO MANAGER   DOLLAR RANGE OF EQUITY SECURITIES IN THE ACTIVE
                            INTERNATIONAL FUND

  Tim Tacchi                None
  Patrick Deane             None
  Peter Robson              None
  Jonathan Bolton           None



                                  ADMINISTRATOR

         Pursuant to an Administration Agreement with the Trust and the Portfolio Trust (the "Administration Agreement"), SEI Investments Global Funds Services ("SEI") performs or supervises the performance of accounting, administrative and ancillary services for the Funds and the Portfolios. The address of SEI is One Freedom Valley Drive, Oaks, PA 19456. For its services under the Administration Agreement, SEI receives fees ("Administration Fees") at annual rates equal to the percentages set forth below of the Fund Complex's aggregate average daily net assets. For purposes of calculating these fees, the "Fund Complex" consists of the Funds and the Portfolios. The fee percentages are as follows:

                  First $250 Million in Assets                0.12%
                  Next $250 Million in Assets                 0.10%
                  Above $500 Million in Assets                0.08%

         The Administration Fees are subject to an annual minimum of $281,500. Each Fund will pay a pro-rata portion of the Administration Fees, based upon the relative net asset values of each entity in the Fund Complex. In addition, each Fund will be allocated a portion of the Portfolio's Administration Fees.


EUROPE FUND ADMINISTRATION FEES

         For the period from January 1, 2004 to December 31, 2004, the fees paid to SEI under the Administration Agreement with respect to the Europe Fund and allocated to the Europe Fund from the Europe Portfolio were $123,528. Of that amount, $46,029 represented Administration Fees paid by the Europe Fund (including fees paid for accounting services and state securities registrations provided under the Administration Agreement), and $77,499 represented Administration Fees allocated to the Europe Fund from the Europe Portfolio.

         For the period from January 1, 2003 to October 9, 2003, the fees paid to a former administrator under former administrative agreements with respect to the Europe Fund and allocated to the Europe Fund from the Europe Portfolio were $73,421. Of that amount, $24,237 represented fees paid by the Europe Fund (including fees paid for accounting services and state securities registrations provided under the administrative agreements), and $49,184 represented administrative fees allocated to the Europe Fund from the Europe Portfolio. For the period from October 10, 2003 to December 31, 2003, the fees paid to SEI under the Administration Agreement with respect to the Europe Fund and allocated to the Europe Fund from the Europe Portfolio were $25,366. Of that amount, $9,436 represented Administration Fees paid by the Europe Fund (including fees paid for accounting services and state securities registrations provided under the Administration Agreement), and $15,930 represented Administration Fees allocated to the Europe Fund from the Europe Portfolio.


         For the period from January 1, 2002 to December 31, 2002, the fees paid to a former administrator under former administrative agreements with respect to the Europe Fund and the Europe Portfolio were $117,212. Of that amount, $66,299 represented fees paid by the Europe Fund (including fees paid for legal services and state securities registrations provided under the administrative agreements), and $50,913 represented administrative fees allocated to the Europe Fund from the Europe Portfolio.

ACTIVE INTERNATIONAL FUND ADMINISTRATION FEES

         For the period from January 1, 2004 to December 31, 2004, the fees paid to SEI under the Administration Agreement with respect to the Active International Fund and allocated to the Active International Fund from the EAFE Portfolio were $117,319. Of that amount, $58,694 represented Administration
Fees paid by the Active International Fund (including fees paid for legal services and state securities registrations provided under the Administration Agreement), and $58,625 represented Administration Fees allocated to the Active International Fund from the EAFE Portfolio.

         For the period from January 1, 2003 to October 9, 2003, the fees paid to a former administrator under former administrative agreements with respect to the Active International Fund and allocated to the Active International Fund from the EAFE Portfolio were $50,832. Of that amount, $25,199 represented fees paid by the Active International Fund (including fees paid for legal services and state securities registrations provided under the administrative agreements), and $25,633 represented administrative fees allocated to the Active International Fund from the EAFE Portfolio. For the period from October 10, 2003 to December 31, 2003, the fees paid to SEI under the Administration Agreement with respect to the Active International Fund and allocated to the Active International Fund from the EAFE Portfolio were $24,964. Of that amount, $14,642 represented Administration Fees paid by the Active International Fund (including fees paid for legal services and state securities registrations provided under the Administration Agreement), and $10,322 represented Administration Fees allocated to the Active International Fund from the EAFE Portfolio.


         For the period from January 1, 2002 to December 31, 2002, the fees paid to a former administrator under former administrative agreements with respect to the Active International Fund and allocated to the Active International Fund from the EAFE Portfolio were $99,776. Of that amount, $67,665 represented fees paid by the Active International Fund (including fees paid for legal services and state securities registrations provided under the administrative agreements), and $32,111 represented administrative fees allocated to the Active International Fund from the EAFE Portfolio.

                                   DISTRIBUTOR

         SIDCO, One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the distributor of the Funds' shares pursuant to the Distribution Agreement with the Trust and the Portfolio Trust (the "Distribution Agreement"). Under the Distribution Agreement, SIDCO has agreed to sell shares of each Fund as the agent of the Fund. In accordance with the Distribution Agreement, the Funds shall pay SIDCO any distribution or service fees payable under the Service Plans with respect to Class 1, Class 2 and Class 3 shares. However, SIDCO may then allocate any or all of the distribution or services fees which are paid to SIDCO under the applicable Service Plan to such brokers, dealers and other financial institutions and intermediaries as SIDCO may from time to time determine. The Funds do not pay SIDCO a fee for distribution or shareholder services with respect to Institutional Class shares.

         Either SIDCO or the Trust and the Portfolio Trust may terminate the Distribution Agreement on not less than sixty days prior written notice. Unless otherwise terminated the Distribution Agreement will continue in force for two years from its effective date and thereafter from year to year upon annual approval by (i) either the vote of a majority of the Trustees of the Trusts or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trusts, and (ii) the vote of a majority of the Trustees of the Trusts who are not parties to the Distribution Agreement or the Service Plans or interested persons (as defined in the 1940 Act) of any such party and who have no direct or indirect financial interest in the Distribution Agreement or in any agreement related thereto. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

         Class 1, Class 2 and Class 3 shares of the Funds each have a Service Plan (each a "Service Plan" or "Plan" and collectively, the "Service Plans") adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, a Fund may pay monthly fees at an annual rate not to exceed 0.25% of its average daily net assets attributable to Class 1 shares in the case of the Plan relating to that Class, not to exceed 0.75% of its average daily net assets attributable to Class 2 shares in the case of the Plan relating to that Class, and not to exceed 1.00% of its average daily net assets attributable to Class 3 shares in the case of the Plan relating to that Class. Such fees may be used to make payments to the Distributor for distribution services, to third party providers in respect of the sale of shares of a Fund, and to other parties in respect of the sale of shares of a Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each Fund also may make payments to the Distributor, third party providers and others for providing shareholder service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided.

         The Service Plans permit the Funds to pay fees to the Distributor, third party providers and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the Funds will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each Fund may pay the fees to the Distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the Distributor's or other recipient's sole responsibility and not obligations of the Funds.

         Each Service Plan also recognizes that various service providers to the Funds, such as their Manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Funds for other purposes, such as management fees, and that the Funds' Distributor or third party providers may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. Any such payments by such service providers are not deemed to be expenditures under a Service Plan and, accordingly, are not subject to the fee limitations set forth in the Plan. In addition, the Service Plans specifically provide that, to the extent that any payments made by the Funds to the Manager or any of its affiliates might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1, then such payments are deemed to be authorized by the Plan but are not subject to the fee limitations set forth in such Plan.

         Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees of the Trust and a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified Trustees"). In their annual consideration of the continuation of the Service Plans for the Funds, the Trustees will review the Service Plans and the expenses for each Class of each Fund separately. In approving the Service Plans, the Trustees of the Trust, including a majority of the qualified Trustees, considered whether shareholders of each Fund would benefit from increases in the size of the Fund and if the proposed marketing arrangements are or would be an effective means of increasing the size of the Fund, and determined that there was a reasonable likelihood that the continuance and renewal of the Service Plans would benefit each Fund and its shareholders. Each Service Plan requires that the Funds and the Distributor provide to the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. A Service Plan may be terminated with respect to any Class of a Fund at any time by a vote of a majority of the qualified Trustees or by a vote of a majority of the outstanding voting securities of that Class of the Fund. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a Class thereunder without the approval of a majority of the outstanding securities of that Class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.

         As contemplated by the Service Plans, the Distributor acts as the agent of each Fund in connection with the offering of shares of the Fund pursuant to the Distribution Agreement.


EUROPE FUND

         CLASS 1. For the period from January 1, 2004 to December 31, 2004, the fees paid to SIDCO by the Europe Fund under the Class 1 Service Plan were $55 of which the Distributor retained $0. For the period from October 10, 2003 to December 31, 2003, the fees paid to SIDCO by the Europe Fund under the Class 1 Service Plan were $1 of which the Distributor retained $0. For the period from March 13, 2003 to October 9, 2003, the fees paid to a former distributor by the Europe Fund under the Class 1 Service Plan were $1. Prior to March 13, 2003, no amounts were paid under the Class 1 Service Plan.

         CLASS 2 AND CLASS 3. As of December 31, 2004, no amounts were paid under the Class 2 and Class 3 Service Plans.

ACTIVE INTERNATIONAL FUND

         CLASS 1. For the period from January 1, 2004 to December 31, 2004, the fees paid to SIDCO by the Active International Fund under the Class 1 Service Plan were $6,422 of which the Distributor retained $0. For the period from October 10, 2003 to December 31, 2003, the fees paid to SIDCO by the Active International Fund under the Class 1 Service Plan were $26, of which the Distributor retained $0. For the period from March 13, 2003 to October 9, 2003, the fees paid to a former distributor by the Active International Fund under the Class 1 Service Plan were $56. Prior to March 13, 2003, no amounts were paid under the Class 1 Service Plan.

         CLASS 2 AND CLASS 3. As of December 31, 2004, no amounts were paid under the Class 2 and Class 3 Service Plans.


                                 TRANSFER AGENT


         The Trust has entered into a Transfer Agency Agreement with Forum Shareholder Services, LLC ("Forum"), pursuant to which Forum acts as the transfer agent for the Funds. The principal business office of Forum is located at Two Portland Square, Portland Maine 04101.


                                    CUSTODIAN

         Each of the Trust and the Portfolio Trust has entered into a Custody Agreement with The Northern Trust Company ("Northern Trust"). Northern Trust acts as custodian for each Fund and each Portfolio. The principal business address of Northern Trust is 50 LaSalle Street, Chicago, Illinois 60675. Northern Trust's responsibilities under each Custody Agreement include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and acting as foreign custody manager. Securities held by a Portfolio may be deposited into certain securities depositaries. Northern Trust does not determine the investment policies of a Fund or a Portfolio or decide which securities a Portfolio will buy or sell. A Portfolio may, however, invest in securities of Northern Trust and may deal with Northern Trust as principal in securities transactions.

                                     COUNSEL

         Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the Funds.

                                 CODES OF ETHICS


         The Funds, the Portfolios, TT International and SIDCO have each adopted a Code of Ethics (collectively, the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Portfolios or the Funds. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                               PROXY VOTING POLICY


         The Boards of Trustees of the Trust and the Portfolio Trust have delegated responsibility for decisions regarding proxy voting for securities by the Funds and the Portfolios to TT International. TT International will vote such proxies in accordance with its Proxy Voting Policy, which is included in Appendix A to this Statement of Additional Information. Information regarding how the Funds and the Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available, upon request and free of charge, by calling (888) 465-5722 and is also be available on the SEC's website at www.sec.gov.


                                    EXPENSES

         In addition to amounts payable under its Management Agreement, each Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with TT International or the Funds' Distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.


                6. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm for the Funds and for the Portfolios, providing audit and tax services and assistance and consultation with respect to the preparation of filings with the SEC.


                                   7. TAXATION



                    TAXATION OF THE FUNDS AND THE PORTFOLIOS

FEDERAL TAXES

         Each of the Funds has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Provided that a Fund meets all such requirements, the Fund generally will not be required to pay any U.S. federal income or excise taxes. If a Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income whether or not distributed and Fund distributions would generally be taxable as dividend income to shareholders. The Portfolio Trust believes each of the Portfolios also will not be required to pay any U.S. federal income or excise taxes on its income.

MASSACHUSETTS TAXES

         As long as it qualifies as a regulated investment company under the Code, a Fund will not be required to pay Massachusetts income or excise taxes. The Portfolio Trust believes that each Portfolio also will not be required to pay any Massachusetts income or excise taxes on its income.

FOREIGN TAXES


         Investment income and gains derived by each Portfolio from non U.S. securities may be subject to non-U.S. taxes. The U.S. has entered into tax treaties with many other countries that may entitle a Portfolio and/or a Fund to a reduced rate of tax or an exemption from tax on such income. Each Fund and Portfolio intend to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund's effective rate of non-U.S. tax in advance since the amount of a Fund's assets to be invested within various countries is not known.


                            TAXATION OF SHAREHOLDERS

TAXATION OF DISTRIBUTIONS

         Shareholders of a Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from each Fund, whether paid in cash or additional shares.

         Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. A portion of such dividends may qualify for the dividends-received deduction for corporate shareholders, as described below. To the extent that dividends are derived from qualified dividend income of a Fund, such dividends will be treated as qualified dividend income provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of a Fund's gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, the Fund may designate all ordinary distributions as qualified dividend income. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Dividends from other foreign corporations may also be treated as qualified dividend income if the stock on which the dividend is paid is readily tradable on an established U.S. securities market. Dividends from passive foreign investment companies, foreign personal holding companies and foreign investment companies will not be treated as qualified dividend income. Distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain without regard to the length of time the shareholders have held their shares.

          Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Any Fund distribution will have the effect of reducing the per share net asset value of shares in a Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


         If a Fund holds more than 50% of its assets in stock and securities of foreign corporations at the close of its taxable year, directly or through a Portfolio, a Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid by it and by the Portfolio. If a Fund so elects, shareholders will be required to treat their pro rata portions of such foreign income taxes as part of the amounts distributed to them by the Fund and thus includible in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If a Fund is not eligible or does not elect to "pass through" to its shareholders foreign income taxes it has paid, directly or indirectly, shareholders will not be able to claim any deduction or credit for any part of such foreign taxes.


DIVIDENDS-RECEIVED DEDUCTION

         To the extent that a Fund invests in equity securities of U.S. corporations, the portion of a Fund's ordinary income dividends attributable to dividends received from such securities normally will be eligible for the dividends-received deduction for Fund shareholders that are corporations. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or may result in certain basis adjustments.

DISPOSITION OF SHARES

         In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.


SPECIAL CONSIDERATIONS FOR NON-U.S. PERSONS

         Each Fund will withhold Federal income tax at the rate of 30% on taxable dividends and certain other payments that are made to persons who are neither citizens nor residents of the U.S. A shareholder may be able to arrange for a lower withholding rate under an applicable treaty if the shareholder supplies the appropriate documentation required by a Fund. The Funds will not withhold with respect to dividends designated as interest-related dividends or short-term capital gain dividends. The Funds do not expect that a substantial portion of distributions will consist of interest-related dividends or short-term capital gain dividends. Distributions received from a Fund by non U.S. persons also may be subject to tax under the laws of their own jurisdictions.


BACKUP WITHHOLDING

         Each Fund is required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds and certain other amounts that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Prospective investors should read a Fund's account application for additional information regarding backup withholding of federal income tax.

                 EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

CERTAIN INVESTMENTS

         Any investment by a Fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the Fund.

OPTIONS, FUTURES, FORWARD CONTRACTS, ETC.

         Each Fund's transactions in options, futures contracts, forward contracts, and related transactions, if any, will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund intends to limit its activities in options, futures contracts, forward contracts, and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

NON-U.S. INVESTMENTS

         Special tax considerations apply with respect to non-U.S. investments of a Fund. Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on a Fund. A Fund may invest, through a Portfolio, in foreign entities that may be treated as "passive foreign investment companies" for U.S. federal income tax purposes. If a Portfolio does invest in passive foreign investment companies, a Fund may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to the sale or other disposition of the stock of, such entities. If a Fund is eligible to make and makes either a "qualified electing fund" election or a "mark to market" election with respect to an investment in a passive foreign investment company, then the Fund may have taxable income from such investment regardless of whether or not a Fund receives any actual distributions of cash derived from such passive foreign investment company in any given year. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Fund.


               8. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


         Specific decisions to purchase or sell securities for the Portfolios are made by portfolio managers who are partners or employees of TT International. The portfolio managers of the Portfolios may serve other clients of TT International in a similar capacity.

         TT International determines which brokers or dealers are to be used for brokerage transactions and negotiates and approves commission rates paid. In the selection of brokers and dealers to execute security transactions for the Portfolios, TT International will endeavor to ensure that the chosen brokers and dealers have the ability to obtain best execution. TT International believes that, particularly in countries with less developed securities markets, it is important to deal with brokers and dealers that have experience and expertise in the local markets. Other factors in the selection of brokers and dealers include the reliability, integrity, financial condition and general execution and operation capabilities of competitive brokers and dealers and research services provided by them. Based on these factors, TT International may not always direct trades to brokers or dealers that offer the lowest commission rates. On at least an annual basis, TT International establishes for each region or country in which it effects brokerage transactions, a schedule of commissions that will apply generally to its transactions on behalf of its clients in that region or country. As a result, TT International does not negotiate commission rates for particular trades. TT International reviews these commission levels periodically in light of prevailing market commission rates.

         TT International receives a wide range of research from brokers and dealers. Research received includes economic forecasts and interpretations, information on industries, groups of securities, individual companies, statistics, political developments, technical market action pricing and appraisal services, performance analysis and provision of computerized quotation and other equipment. These research services are a significant factor, among others, in the selection of brokers and dealers. Research services may be provided directly by brokers and dealers, or pursuant to "soft dollar" arrangements whereby the broker or dealer pays for the services to be provided by others.

         To the extent that research services of value are provided by brokers and dealers, TT International is relieved of expenses that it might otherwise bear and the Portfolios may pay commissions higher than those obtainable from brokers or dealers who do not provide such research services.

         Research services furnished by brokers or dealers through which TT International effects securities transactions may be used in servicing all accounts which it manages. Conversely, research services received from brokers or dealers which execute transactions for a particular account will not necessarily be used by TT International specifically in connection with the management of that account.


         For the period from January 1, 2004 to December 31, 2004, the Europe Portfolio and the EAFE Portfolio paid brokerage commissions of $501 and $652,713, respectively. For the fiscal year ended December 31, 2004, the aggregate brokerage transactions (turnover value of softed trades) conducted by the Europe Portfolio that included the receipt of research services equaled
$501 and brokerage commissions paid by the Europe Portfolio on such transactions equaled $ 0. For the fiscal year ended December 31, 2004, the aggregate brokerage transactions (turnover value of softed trades) conducted by the EAFE Portfolio that included the receipt of research services equaled $652,523 and brokerage commissions paid by the EAFE Portfolio on such transactions equaled $49,824.



         For the period from January 1, 2003 to December 31, 2003, the Europe Portfolio and the EAFE Portfolio paid brokerage commissions of $368 and $ $493,836, respectively.


         For the period from January 1, 2002 to December 31, 2002, the Europe Portfolio and the EAFE Portfolio paid brokerage commissions of $496 and $926,252, respectively.


         In certain instances there may be securities which are suitable for a Portfolio as well as for one or more of TT International's other clients. Investment decisions for a Portfolio and for TT International's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for a Portfolio.

         It is TT International's policy to exclude institutional accounts, such as the Portfolios', from allocations of stock in initial public offerings or other "new issues," unless the market capitalization of the issuer exceeds a minimum threshold determined by TT International from time to time and TT International otherwise determines participation to be appropriate. This policy is based on TT International's judgment that companies with smaller market capitalizations are not suitable for accounts such as those of a Portfolio and that even larger initial public offerings may not be suitable for a Portfolio. TT International may allocate these investments to other accounts managed by TT International, which may include accounts in which TT International and its principals have investment or carried interests. As a result the Portfolios may not participate in short-term gains based upon post-issue appreciation in the value of "new issues" even in cases where these opportunities may result, at least in part, from trading activity by the Portfolios. However, the Portfolios will also avoid the risks associated with some initial public offerings and other "new issues" of smaller issuers.

         During the period from January 1, 2004 through December 31, 2004 the Portfolios acquired securities of certain of its "regular brokers or dealers" as defined in the 1940 Act, or their parents. As of December 31, 2004, the Portfolios owned the following securities of its "regular brokers or dealers" or their parents:

      Securities of "Regular"      Value of Portfolio's Aggregate Holdings of
 Broker/Dealer of the Portfolio           Securities as of 12/31/04

      Europe Portfolio
         Credit Suisse Group                      $5,128
         UBS AG                                   $4,696
      EAFE Portfolio
         UBS AG                                   $2,853,917
         Credit Suisse Group                      $1,975,686
         Mizuho Financial Group                   $1,973,963




             9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


         The Trust's Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into Classes. The Trust currently has two series, Europe Fund and Active International Fund, each a registered investment company. The Trust currently has designated four Classes of each series. The Trust has reserved the right to create and issue additional series and Classes of shares. Each share of each Class of a Fund represents an equal proportionate interest in the Fund with each other share of that Class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between Classes of shares of a series). Shares of each series are entitled to vote separately to approve management agreements or changes in investment policy, and shares of a Class are entitled to vote separately to approve any distribution or service arrangements relating to that Class, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or Class, only shares of that series or Class are entitled to vote.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no present intention of holding annual meetings of shareholders but the Trust will hold special meetings of a Fund's shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

         The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by a Majority Shareholder Vote would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

         The Funds' transfer agent maintains a share register for shareholders of record. Share certificates are not issued.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

         The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         Each Portfolio is a series of the Portfolio Trust, which is organized as a trust under the laws of Massachusetts. Each investor in a Portfolio, including a Fund, may add to or withdraw from its investment in the Portfolio on each Business Day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in each Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interest in the Portfolio. Any additions or withdrawals that are to be effected on that day are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the next following Business Day.


                           10. REDEMPTION FEE WAIVERS

         As of the date of this SAI, each Omnibus account and retirement plan which invests in the Funds is subject to the Redemption Fee described in the Prospectus.

                            11. FINANCIAL STATEMENTS

         The audited financial statements of the Europe Fund, comprised solely of Institutional Class and Class 1 shares, (Statement of Assets and Liabilities at December 31, 2004, Statement of Operations for the year ended December 31, 2004, Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003, Financial Highlights for the Institutional Class shares for the years ended December 31, 2004, 2003 and 2002 and for the period from February 12, 2001 (commencement of operations) to December 31, 2001, Financial Highlights for the Class 1 shares for the fiscal year ended December 31, 2004 and the period from March 13, 2003 (commencement of operations) to December 31, 2003, Notes to Financial Statements and Report of Independent Registered Public Accounting
Firm), each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information. No financial statements are provided for Class 2 or Class 3 shares because those Classes had not yet commenced operations as of December 31, 2004.

         The audited financial statements of the Europe Portfolio (Schedule of Investments at December 31, 2004, Statement of Assets and Liabilities at December 31, 2004, Statement of Operations for the year ended December 31, 2004, Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003, Financial Highlights for the years ended December 31, 2004, 2003 and 2002 and for the period from February 12, 2001 (commencement of operations) to December 31, 2001, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information.

         The audited financial statements of the Active International Fund, comprised solely of Institutional Class and Class 1 shares (Statement of Assets and Liabilities at December 31, 2004, Statement of Operations for the year ended December 31, 2004, Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003, Financial Highlights for the Institutional Class shares for the years ended December 31, 2004, 2003, 2002 and 2001, and for the period from October 2, 2000 (commencement of operations) to December 31, 2000, Financial Highlights for the Class 1 shares for the fiscal year ended December 31, 2004 and the period from March 13, 2003 (commencement of operations) to December 31, 2003, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Funds, are incorporated by reference into this Statement of Additional Information. No financial statements are provided for Class 2 or Class 3 shares because those Classes had not yet commenced operations as of December 31, 2004.

         The audited financial statements of the EAFE Portfolio (Schedule of Investments at December 31, 2004, Statement of Assets and Liabilities at December 31, 2004, Statement of Operations for the year ended December 31, 2004, Statement of Changes in Net Assets for the years ended December 31, 2004 and 2004, Financial Highlights for the years ended December 31, 2004, 2003, 2002, and 2001 and for the period from October 2, 2000 (commencement of operations) to December 31, 2000, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Funds, are incorporated by reference into this Statement of Additional Information.


         A copy of the Annual Report of the Funds accompanies this Statement of Additional Information.

                                                                      APPENDIX A


                     TT INTERNATIONAL INVESTMENT MANAGEMENT

                               PROXY VOTING POLICY

                               AS OF JANUARY 2004

         The following policy is designed to ensure that TT International Investment Management ("TT") takes all reasonable steps to vote proxies on behalf of accounts for which it has voting authority in the best interest of clients and in accordance with applicable laws.

1.       GENERAL GUIDELINES

         All issues presented for shareholder vote are voted in what TT believes to be the best economic interest of the beneficial owners of the accounts which it manages, in accordance with TT's fiduciary duties to its clients. TT maintains an active investment strategy, and if TT has a material concern about the management or governance of a company in which it has invested, it may decide to sell the shares. TT decides how to cast each vote on a case-by-case basis, taking into consideration this policy, its obligations under its advisory agreements with the relevant clients, other client instructions or fund offering documents, and other facts and circumstances which it judges relevant.

         Proxy voting decisions are taken by the Managing Partner (or in his absence by the Partner, Compliance and Legal or such other partner or employee as the Managing Partner in his discretion appoints). All proxy cards, proxy statements, and related materials received by TT in relation to client accounts are to be forwarded immediately to Managing Partner (or other partner or employee taking proxy voting decisions in accordance with this paragraph). In taking proxy voting decisions on behalf of client accounts, the Managing Partner (or other partner or employee taking such decisions in accordance with this paragraph) shall seek to vote proxies consistently for all client accounts subject to any special agreements with, instructions from, and sensitivities of particular clients. While portfolio managers may be consulted, if necessary, for financial, market, or commercial information that may assist in taking proxy voting decisions, portfolio managers will not in the ordinary course be consulted on how proxies should be voted.

         TT recognizes that votes which it casts on behalf of certain types of accounts, such as accounts subject to the U.S. Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), and accounts of public entities or pension plans, may be subject to special requirements under governing account or plan documents and applicable law. Section 7 below addresses the special requirements applicable to accounts subject to ERISA. Accounts managed by TT for employee benefit plans which are not governed by ERISA (such as governmental pension plans) may nevertheless involve fiduciary obligations similar to those applicable to ERISA plans; proxy voting requirements for such accounts are addressed by TT exercising its judgment on a case by case basis.

2. COMPLIANCE REVIEW

         Any issues or questions raised regarding the voting of a proxy should be discussed with TT's Compliance Department ("Compliance"). Conflicts of interest in relation to proxy voting will be handled by Compliance as stated in Sections 4 and 7. TT is required to follow any determination by Compliance to vote a proxy in a particular manner. Any departure from the voting guidelines set out below must be cleared by Compliance. Compliance is responsible for reviewing this policy on at least an annual basis and recommending any appropriate changes.

3.       VOTING GUIDELINES


         TT exercises its voting power in good faith and uses reasonable care in reaching its voting decisions. Each vote requires individual consideration according to the circumstances of the case. Particular circumstances may lead to a departure from TT's general practice. However, without detracting from TT's discretion, the following guidelines should generally be followed, and departures from these guidelines must be cleared by Compliance.

                           A.   Board of Directors

                  (1) Vote against the election of directors or some or all of non-independent candidates if a vote in favour would result in or continue the board with a majority of non-independent directors.

                  (2) Vote against a board where the chair and chief executive officer are the same person.

                  (3) Vote against stock option plans which include awards to directors.

                  (4) Vote against an excessive severance compensation package paid to any director, including one which is contingent on the merger or acquisition of the corporation with a resulting loss of control.

                  (5) Vote against directors who have approved excessive severance compensation packages which have not manifestly provided shareholder value.

                           B.   Executive Compensation


                  (1) Vote in favour of stock option plans which align the interests of shareholders and management and are likely to create a significant correlation over a reasonable period between compensation and the enhancement of shareholder value, subject to B(2) to
                           (7) below.

                  (2) Vote against options awarded at strike prices which are at a discount to market price.

                  (3) Vote against the ability to lower the strike price of outstanding options.

                  (4)      Vote against options unrestricted in time.

                  (5) Vote against accelerated vesting of option awards in the event of a change of control.

                  (6) Vote against option schemes which concentrate option ownership among a small number of senior executives.

                  (7) Vote against stock option compensation plans that unreasonably dilute value to shareholders.

                  (8) Vote against the making of loans to directors or employees to pay for stock or exercise options.

                  (9) Vote against an excessive severance compensation package paid to any employee, including one which is contingent on the merger or acquisition of the corporation with a resulting loss of control.

                           C.   Takeover Protection

                  (1) Vote against "crown jewel" defences which are made part of an anti-takeover defence unless they are considered by TT to be in the best interests of shareholders.

                  (2) Vote against arrangements that lock up a takeover bid so that other bids are prevented.

                  (3) Vote against the payment of "greenmail" unless it is considered by TT to be in the best interests of shareholders.

                  (4) Vote against reincorporation proposals that are posed as part of an anti-takeover defence or solely to limit directors' liability.

                           D.   Shareholder Rights

                  (1)      Vote against the creation of dual class voting stock.

                  (2) Vote against linked proposals one or more of which is not in the best interests of the shareholders.

                  (3) Vote against "stakeholder proposals" which would reduce or dilute the responsibility of directors to the shareholders.

                  (4) Vote against a proposal to increase the number of voters required on an issue above two-thirds of the outstanding shares unless it is in the best interest of the shareholders.

                  (5) Vote against a proposal the effect of which will be or is likely to dilute unreasonably existing shareholders' interests.


4.       CONFLICTS OF INTEREST

         A.       Duty to Report

                  All partners and employees of TT are under a duty to report to Compliance any potential conflict of interest of which they become aware regarding voting proxies for client accounts. Upon any such report being made, TT will defer voting any affected proxies until Compliance has determined how the conflict or potential conflict of interest is to be resolved.

         B.       Review of Potential Conflicts

                  Compliance shall consider all potential conflicts of interest relating to proxy voting brought to its attention and will determine whether there exists a material conflict of interest. A conflict of interest will be considered material if Compliance determines that it has the potential to influence TT's decision-making in voting the proxy.

         C.       Material Conflicts of Interest

                  Where Compliance determines that a material conflict of interest does exist, either as determined by Compliance (i) the proxy shall be voted subordinating the interest of TT to that of the client or (ii) the material conflict shall be disclosed to the client together with TT's recommendation for voting the proxy and the client's consent shall be sought on whether the proxy may be voted as recommended by TT. If the client does consent, then the proxy shall be voted in such a manner. If the client does not consent, the proxy shall (i) be voted in the manner directed by the client, or, lacking such direction, (ii) not be voted. The provisions of this Section 4.C shall not apply to conflicts of interest in relation to accounts subject to ERISA, procedures for which are stated in Section 7 below.

5.       PROXIES NOT VOTED

         It generally is TT's policy to vote proxies for which it has voting authority subject to Section 4.C. Nevertheless, in addition to the circumstances discussed in Section 4 above, TT may, with the approval of Compliance, decide not to vote a proxy where (i) TT has determined that voting the proxy is not justified because of the extent to which the cost of voting the proxy outweighs the value to the client of casting such a vote, such as may be the case for U.S. clients with proxies solicited by non-U.S. issuers, or (ii) limitations have been placed on TT's ability to vote the proxy, such as where such security is subject to a securities lending arrangement, or (iii) in TT's judgment a vote will bring no benefit to the client.

6.       RECORDKEEPING

         TT shall maintain, in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of TT: (i) a copy of this policy, (ii) proxy statements received regarding client securities, (iii) records of votes cast by TT on behalf of clients, (iv) records of client requests for proxy voting information and responses of TT to such requests, and (v) any documents created by TT that were material to making a decision how to vote, or that memorialized the basis for the decision. TT may rely on proxy statements filed on the U.S. Securities and Exchange Commission's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by TT that are maintained with a third party, such as a proxy voting service, provided that TT has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

         With respect to proxies voted on behalf of ERISA accounts, TT shall maintain records with respect to this policy and the actions taken in individual proxy voting situations, in order to enable the named fiduciary of the applicable plan to determine whether TT is adhering to applicable proxy voting guidelines and fulfilling its fiduciary duties to the plan in a manner which justifies the continuation of the advisory appointment. These records may include information regarding (i) the issuer and the meeting, (ii) the issues voted on and a record of the vote, (iii) the number of shares eligible to be voted on the record date on behalf of the client, (iv) the number of shares voted by TT on behalf of the client, (v) the steps taken to ascertain whether a particular vote was prudent and in the interest of the participants and beneficiaries, and (vi) the reasons for the votes cast.

7.       ERISA ACCOUNTS

         The following special proxy voting policies and procedures apply to the voting of proxies on behalf of accounts subject to ERISA. Except where expressly noted, the following policies and procedures apply in addition to and not in lieu of the provisions stated in other sections of these Procedures.

                   A.       Authority to Vote Proxies

                  Upon receipt of a request for a proxy vote for an account subject to ERISA, TT will ascertain whether it has the duty to vote the proxies or whether this duty has been retained by the trustee or another named fiduciary of the ERISA plan. The determination will be made by reference to the advisory agreement for the ERISA account and plan documents and, where appropriate, after consultation with Compliance. Where general authority to manage ERISA plan assets has been delegated to TT, TT will have the authority and duty to vote the proxies unless the advisory agreement and plan documents expressly preclude TT from voting proxies.

                  B.       Voting Guidelines

                  TT must vote proxies for accounts governed by ERISA (i) solely in the interests of the plan participants and beneficiaries, (ii) for the exclusive purpose of providing benefits to participants and beneficiaries, (iii) with the care, skill and diligence that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and (iv) in accordance with the plan documents to the extent consistent with ERISA. In doing so, TT must consider the factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives (such as the wishes of the plan sponsor).

                  C.       Proxy Voting Policies

                  TT shall ascertain if the ERISA plan has a proxy voting policy or an investment policy which includes a proxy voting policy. TT shall follow the policy unless, in the opinion of Compliance, to do so would be inconsistent with ERISA (if, for example, it would be imprudent or not solely in the interests of the plan participants and beneficiaries in a given instance).

                  Where TT has proxy voting authority for a pooled investment vehicle which is subject to ERISA, TT may be subject to the proxy voting policies of more than one plan. In such cases, TT will seek to reconcile the policies if possible. If the investment policies conflict, it may be necessary for TT to vote the proxies of the pooled investment vehicle in proportion to each plan's respective investment, unless, in the opinion of Compliance, to do so would be imprudent or conflict with ERISA.

                  D.       Conflicts of Interest

                  Where Compliance determines that a material conflict of interest exists regarding proxy votes for ERISA accounts, either as determined by Compliance (i) the proxy shall be voted subordinating the interest of TT to that of the client or (ii) the material conflict shall be disclosed to the named fiduciary of the plan. In the case of a conflict of interest affecting TT as fiduciary of an ERISA account, mere disclosure of the conflict to the ERISA account client and/or consent by the client to the proxy vote proposed by TT will generally be insufficient to resolve the conflict in accordance with ERISA. Consequently, TT, together with the named fiduciary, must determine the procedure for resolution of the conflict of interest consistent with the advisory agreement, the plan documents and ERISA. Depending upon the circumstances, the conflict may be resolved by voting the proxies
         (i) in accordance with the ERISA plan's pre-determined proxy voting policy, (ii) based upon the recommendations of an independent third party (for example, a proxy voting service) appointed by the named fiduciary, (iii) based upon the recommendations of an independent plan fiduciary, or (iv) based upon the directions of the named fiduciary, accompanied, where necessary, by appropriate amendment(s) of the plan documents and/or the advisory agreement.

8.       REPORTING

         TT shall periodically report to the Trustees of TT International U.S.A. Feeder Trust and TT International U.S.A. Master Trust as to actions taken in accordance with this policy in relation to securities held for the account of those funds, and to other clients as may be required by applicable laws or contracts.

         TT will provide clients with a copy of this policy promptly upon request. Clients may obtain information on how the client's proxies were voted by contacting TT's Client Services Department (Rahul Moodgal, telephone +44 207 410 3514).

                                     PART C

ITEM 23.  EXHIBITS.
------------------
  *             a(1)      Declaration of Trust of the Registrant.
  ****          a(2)       Establishment and Designation of Series of the
                          Registrant.
  ++            a(3)      Amended and Restated Designation of Series of the
                          Registrant.
  ++            a(4)      Establishment and Designation of Classes of the
                          Registrant.
  *             b         By-laws of the Registrant.
  *****         d(1)      Amended and Restated Management Agreement between the
                          Registrant and TT International Investment Management
                          ("TT International") with respect to TT Active
                          International Mutual Fund.
  ++            d(2)      Amended and Restated Management Agreement between the
                          Registrant and TT International, with respect to TT
                          Europe Mutual Fund.
  +++           e         Distribution Agreement between the Registrant and SEI
                          Investments Distribution Co. ("SIDCO"),as distributor.
  +++           g         Custodian Agreement between the Registrant and The
                          Northern Trust Company, as custodian.
  +++           h(1)      Transfer Agency Agreement between the Registrant and
                          Forum Shareholder Services, LLC, as transfer agent.
  filed         h(2)      Amended and Restated Expense Limitation Agreements
  herewith                with respect to the series of the Registrant.
  **            h(3)      Agreement among the Registrant, TT International
                          U.S.A. Master Trust, TT International, LKCM Funds and
                          Luther King Capital Management Corporation regarding
                          the master/feeder structure.
  +++           h(4)      Administration Agreement between the Registrant and
                          SEI Investments Global Funds Services, as
                          administrator.
  *             i         Opinion and Consent of counsel.
                j         Consent of Independent Registered Public Accounting
                          Firm
  ++            m(1)      Service Plan of the Registrant with respect to Class 1
                          shares.
  ++            m(2)      Service Plan of the Registrant with respect to Class 2
                          shares.
  ++            m(3)      Service Plan of the Registrant with respect to Class 3
                          shares.
  +             n         Multiple Class Plan of the Registrant.
  **            p         Codes of Ethics of the TT Active International Mutual
                          Fund, TT EAFE Portfolio, TT Europe Mutual Fund, TT
                          Europe Portfolio and TT International.
                p(1)      Code of Ethics of SIDCO
  ***           (q)(1)    Powers of Attorney for TT International U.S.A. Feeder
                          Trust
  *** and ++++  (q)(2)    Powers of Attorney for TT International U.S.A. Master
                          Trust

----------------
* Incorporated herein by reference to the Registrant's initial Registration Statement on Form N-1A of the Registrant, as filed with the Commission on June 9, 2000.
** Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant, as filed with the Commission on August 24, 2000.

*** Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant, as filed with the Commission on September 28, 2000.
**** Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant, as filed with the Commission on November 14, 2000.
***** Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the Registrant, as filed with the Commission on April 22, 2002.
+ Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant, as filed with the Commission on June 28, 2002.
++ Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, as filed with the Commission on April 30, 2003.
+++ Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, as filed with the Commission on March 1, 2004.
++++ Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, as filed with the Commission on April 29, 2004.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
-----------------------------------------------------------------------

                      Not applicable.

ITEM 25.  INDEMNIFICATION.
-------------------------

           Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference as an exhibit herein; and (b)
Article 7 of the Distribution Agreement by and between the Registrant and SEI Investments Distribution Co. The provisions of the Declaration of Trust permit indemnification, to the extent permitted under applicable law, of Trustees and officers of the Registrant against liability and expenses reasonably incurred or paid by such Trustees or officers in connection with any claim, action, suit or proceeding in which a Trustee or officer becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by the Trustee or officer in the settlement thereof. The provisions of the Distribution Agreement provide for indemnification by the Distributor for liability arising by reason of any person acquiring any shares of the Trust, and alleging a wrongful act of the Distributor or any of its employees or alleging that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading, insofar as the statement or omission was made in reliance upon and in conformity with information furnished to the Trust by or on behalf of the Distributor. Neither the Declaration of Trust, nor the Distribution Agreement provides for indemnification where the Trustee or officer has been found subject to liability by reason of willful misfeasance, bad faith or negligence in the performance of his or her duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           The Trustees and officers of the Registrant and the personnel of the Registrant's administrator and distributor will be insured under an errors and omissions liability insurance policy. The Registrant and its officers also will be insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         TT International Investment Management ("TT International") is a partnership with offices at Martin House, 5 Martin Lane, London, England EC4R 0DP. TT International is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 and is regulated in the conduct of its investment business in the United Kingdom by the Financial Services Authority
(FSA). TT International also is registered as a commodity pool operator and commodity trading adviser with the Commodity Futures Trading Commission (CFTC). The principal business address of each person listed below is Martin House, 5 Martin Lane, London, England EC4R 0DP. The partners of TT International are as follows:


                                            Employment during the
     Name                                   Past Two Fiscal Years

Timothy A. Tacchi           Partner and Investment Manager, TT International
                            (since July 1993)

Alexander S. M. Carswell    Partner , TT International (since July 1993);
                            Financial Controller, TT International (July 1993 to
                            June 2001)

Mark S. Williams            Partner, Geopolitics/Currency, TT International
                            (since January 1997)

David J.S. Burnett          Managing Partner, TT International (since September
                            1998)

Martin A. Shenfield         Partner, Asia Pacific Equities, TT International
                            (since April 1998)

John D. Hobson              Partner, Investment Manager, TT International (since
                            January 2000); Investment Analyst, TT International
                            (October 1998 to January 2000)

Dean L. Smith               Partner, Investment Manager, TT International (since
                            January 2000); Investment Analyst, TT International
                            (October 1998 to January 2000)

S. Austin Allison           Partner, TT International (since January 2001); Head
                            of Compliance and Legal, TT International (since
                            June 2000); Director, Legal & Compliance,
                            Westdeutsche Landesbank Group (banking, financial services) (June 1996 to June 2000)

Richard W.G. Simpson        Partner, TT International (since January 2001); Head
                            of Information Technology (IT), TT International
                            (September 1999 to January 2001)

Pauline Sau Ngor Pong       Partner, Investment Manager, TT International (since
                            January 2001); Investment Analyst, TT International
                            (July 1996 to January 2001)

Douglas E. Sankey           Partner, TT International (since April 2001); Vice
                            President, Latin America South Division Area
                            Officer, Citibank, N.A. (Buenos Aires) (1998 to
                            2000)

Patrick E. Deane            Partner, TT International (since January 2002);
                            Equity Analyst, TT International (since November
                            2000); Equity Portfolio Manager, Deutsche Asset
                            Management (previously Morgan Grenfell Asset
                            Management (1994 to October 2000)

Margaret                    A. Leach Partner, TT International (since January
                            2002); Chief Financial Officer, TT International (since June 2001); Executive Director, Equities, and Head of Marketing and Distribution Management Group, Europe, UBS Warburg (October 1999 to June 2001)

Martin A. Pluck             Partner, TT International (since January 2002);
                            Sector Strategist, TT International (since December
                            2000); Head of Investment Client Services, TT
                            International (1998 to November 2000)

Nicholas B. Bluffield       Partner, TT International (since January 2003); Head
                            of currencies and interest rates trading, TT
                            International (since 1993)

Anthony J. Moorehouse       Partner, TT International (since January 2003); Head
                            of equity trading, TT International (since 1999)

Mark H. Eady                Partner, TT International (since January 2003);
                            Analyst Europe, TT International (since 2002);
                            Managing Director and co-head of European Bank
                            Research, Deutsche Bank (since 1999)

Roger Bernheim              Partner, TT International (since July 2003);
                            European Hedge Fund Risk Manager

Helen Marsden               Partner, TT International (since January 2004); Head
                            of UK Institutional

Lars Nielsen                Partner, TT International (since January 2004); Head
                            of European Institutional

Jonathan Piers Bolton       Partner and investment manager (since November
                            2004); investment analyst with TT International since March 2004; June 2001 - February 2004:
                            Dresdner RCM Global Investors, San Francisco, CA

Peter Neil Robson           Partner and investment manager (since November
                            2004); investment analyst with TT International
                            (since February 2004); March 2000 - January 2004:
                            Oeschle, Boston, MA; Fund Manager

Gawain Meredith Barnard Partner and investment manager (since November 2004); investment analyst with TT International (since September 2002)

Andrew David Raikes         Partner and investment manager (since January 2005);
                            investment analyst (since December 2002).

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Registrant's distributor, SIDCO, acts as distributor for:

    SEI Daily Income Trust                               July 15, 1982
    SEI Liquid Asset Trust                               November 29, 1982
    SEI Tax Exempt Trust                                 December 3, 1982
    SEI Index Funds                                      July 10, 1985
    SEI Institutional Managed Trust                      January 22, 1987
    SEI Institutional International Trust                August 30, 1988
    The Advisors' Inner Circle Fund                      November 14, 1991
    The Advisors' Inner Circle Fund II                   January 28, 1993
    Bishop Street Funds                                  January 27, 1995
    SEI Asset Allocation Trust                           April 1, 1996
    SEI Institutional Investments Trust                  June 14, 1996
    HighMark Funds                                       February 15, 1997
    Expedition Funds                                     June 9, 1997
    Oak Associates Funds                                 February 27, 1998
    The Nevis Fund, Inc.                                 June 29, 1998
    CNI Charter Funds                                    April 1, 1999
    Amerindo Funds Inc.                                  July 13, 1999
    iShares Inc.                                         January 28, 2000
    iShares Trust                                        April 25, 2000
    JohnsonFamily Funds, Inc.                            November 1, 2000
    The MDL Funds                                        January 24, 2001
    Causeway Capital Management Trust                    September 20, 2001
    The Japan Fund, Inc.                                 October 7, 2002

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) The officers and directors of SIDCO are as follows. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                               Position and Office                           Positions and Offices
    NAME                       WITH UNDERWRITER                              WITH REGISTRANT
    ----                       ----------------                              ---------------
    William M. Doran           Director                                              --
    Carl A. Guarino            Director                                              --
    Edward D. Loughlin         Director                                              --
    Wayne M. Withrow           Director                                              --
    Kevin Barr                 President & Chief Executive Officer                   --
    Maxine Chou                Chief Financial Officer & Treasurer                   --
    John Munch                 General Counsel & Secretary                           --
    Lori L. White              Vice President and Assistant Secretary                --
    William E. Zitelli, Jr.    Assistant Secretary                                   --
    Karen LaTourette           Compliance Officer, AML Officer
                               & Assistant Secretary                                 --
    Mark J. Held               Senior Vice President                                 --
    Jack May                   Vice President                                        --
    Joanne Nelson              Vice President                                        --
    Maria Rinehart             Vice President                                        --
    Joan Coary                 Vice President                                        --
    Michael Farrel             Vice President                                        --

(c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.
------------------------------------------

    The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME                                             ADDRESS

SEI Investments Global Fund Services             One Freedom Valley Drive
                                                 Oaks, Pennsylvania 19456

SIDCO                                            One Freedom Valley Drive
                                                 Oaks, Pennsylvania 19456

Forum Shareholder Services, LLC                  Two Portland Square
                                                 Portland Maine 04101

The Northern Trust Company                       50 LaSalle Street
                                                 Chicago, Illinois 60675

TT International Investment Management           Martin House, 5 Martin Lane
                                                 London, England  EC4R 0DP

ITEM 29.  MANAGEMENT SERVICES.
-----------------------------

           Not applicable.

ITEM 30.  UNDERTAKINGS.
----------------------

           Not applicable.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in London, England on the 28th day of February, 2005.


                           TT INTERNATIONAL U.S.A. FEEDER TRUST
                           On behalf of TT Active International Mutual Fund and TT Europe Mutual Fund

                           By: /s/ S. AUSTIN ALLISON
                               ------------------------------------
                               S. Austin Allison
                               Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on the 28th day of February, 2005.

/S/ DAVID BURNETT              President (Principal Executive Officer) of TT
-----------------
David J.S. Burnett             International U.S.A. Feeder Trust

                               Treasurer (Principal Accounting and Financial
/S/ GRAHAM BARR                Officer) of TT International U.S.A. Feeder Trust
---------------
Graham Barr


JOHN A. BENNING*               Trustee of TT International U.S.A. Feeder Trust
----------------
John A. Benning


PETER O. BROWN*                Trustee of TT International U.S.A. Feeder Trust
----------------
Peter O. Brown

ROBERT W. UEK*                 Trustee of TT International U.S.A. Feeder Trust
---------------
Robert W. Uek

*BY:  /s/ S. AUSTIN ALLISON
---------------------------
S. Austin Allison

Executed by S. Austin Allison on behalf of those indicated pursuant to Powers of Attorney.

                                   SIGNATURE


           Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in London, England, on the 28th day of February, 2005.

                                   TT INTERNATIONAL U.S.A. MASTER TRUST
                                   On behalf of TT EAFE Portfolio and TT Europe
                                   Portfolio

                                   By:  /s/ S. AUSTIN ALLISON
                                       ---------------------------------
                                       S. Austin Allison
                                       Secretary
                                       TT International U.S.A. Master Trust

This Post-Effective Amendment to the Registration Statement on Form N-1A of TT International U.S.A. Feeder Trust has been signed below by the following persons in the capacities indicated below on February 28, 2005.

/S/ DAVID BURNETT              President (Principal Executive Officer) of TT
-----------------
David J.S. Burnett             International U.S.A. Master Trust

/S/ GRAHAM BARR                Treasurer (Principal Accounting and Financial
---------------
Graham Barr                    Officer) of TT International U.S.A. Master Trust

JOHN A. BENNING*               Trustee of TT International U.S.A. Master Trust
-----------------
John A. Benning

PETER O. BROWN*                Trustee of TT International U.S.A. Master Trust
----------------
Peter O. Brown

ROBERT W. UEK*                 Trustee of TT International U.S.A. Master Trust
---------------
Robert W. Uek

JACQUI BROWNFIELD*             Trustee of TT International U.S.A. Master Trust
-------------------
Jacqui Brownfield

*BY:  /s/ S. AUSTIN ALLISON
---------------------------
S. Austin Allison

Executed by S. Austin Allison on behalf of those indicated pursuant to Powers of Attorney.

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------
h(2)            Amended and Restated Expense Limitation Agreements with
                respect to the series of the Registrant.
j               Consent of Independent Registered Public Accounting Firm